Exhibit 10.43

PREPARED BY:
ANDREW M. CONDLIN
WILLIAMS, MULLEN, CHRISTIAN & DOBBINS
PO BOX 1320
RICHMOND, VA 23210-1320


                                  DEED OF TRUST

                                       AND

                               SECURITY AGREEMENT

                                   Granted By

                            SPURLOCK ADHESIVES, INC.
                             a Virginia Corporation


                                       TO


                                 OTTO W. KONRAD

                                       and

                                 BRUCE H. MATSON

                                    Trustees

                                    Securing

                          KEYBANK NATIONAL ASSOCIATION










                                                     DATE: As of October 1, 1997


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                                  DEED OF TRUST

                                       AND

                               SECURITY AGREEMENT
                         (COLLATERAL INCLUDES FIXTURES)

         THIS DEED OF TRUST AND SECURITY AGREEMENT is made as of the 1st day of October, 1997, from SPURLOCK ADHESIVES, INC., a Virginia corporation ("Grantor") to OTTO W. KONRAD and BRUCE H. MATSON (collectively, the "Trustee") as Trustee for the benefit of KEYBANK NATIONAL ASSOCIATION, and its successors and assigns ("Beneficiary").

         Capitalized terms herein are defined in Article II.

                                    ARTICLE I

                                    RECITALS

         1.1 The Loan--Grantor is indebted to Beneficiary for the Loan in the aggregate principal sum of Seven Million Six Hundred Eighty Thousand Eight Hundred Twenty Two Dollars ($7,680,822) as evidenced by the Note of Grantor.

         1.2 Obligations Secured--This Deed of Trust is partial security for (a) the full and punctual payment of the Loan according to the terms of the Note,
(b) the payment of all sums due to Beneficiary or Trustee according to the terms of any of the Loan Documents, and (c) the performance of, and compliance with, all of the obligations of the Grantor contained in the Loan Documents.

                                   ARTICLE II

                                   DEFINITIONS

         Whenever capitalized in this Deed of Trust, the following terms shall have the meaning given in this Article II, unless the context clearly indicates a contrary intent.

         2.1 Beneficiary--"Beneficiary" means KEYBANK NATIONAL ASSOCIATION, its successors and assigns, and any subsequent holder of the Note.

         2.2 Controlling Party--"Controlling Party" means any Person, directly or indirectly, possessing the power to direct or cause the direction of the management and policies of any trust or entity comprising the Grantor, whether through the ownership or control of voting securities or rights, by contract or otherwise.

         2.3 Deed of Trust--"Deed of Trust" means this instrument,


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including  all  current  and future  supplements,  amendments,  and  attachments thereto.

         2.4 Default--"Default" means: (a) the failure of Grantor to perform, cause to be performed, abide by, comply with, or observe any duty or obligation imposed upon Grantor by the Loan Documents; (b) the breach of any of Grantor's warranties or covenants contained in any of the Loan Documents; (c) a misrepresentation by Grantor, its counsel, or any other Person on behalf of Grantor, in any of the Loan Documents; and (d) any event, happening, or condition which would constitute an Event of Default if not cured within any applicable grace period.

         2.5 Encumbrances--"Encumbrances" include all liens, mortgages, rights, leases, restrictions, easements, deeds of trust, covenants, agreements, rights of way, rights of redemption, security interests, conditional sales agreements, land installment contracts, options, and all other burdens or charges.

         2.6 Event of Default--"Event of Default" has the meaning given and provided in Section 10.1.

         2.7 Grantor--"Grantor" means, jointly and severally, the parties identified as such in the introductory paragraph of this Deed of Trust, their successors and assigns, including any subsequent owner of all or any portion of Grantor's interest in the Trust Property.

         2.8 Guaranty--"Guaranty" means the Guaranty Payment and Performance in favor of the Beneficiary executed by Spurlock Industries, Inc., a Virginia corporation, pursuant to which it guaranties, among other things, the full and prompt payment and performance of the Grantor's obligations under the Loan Documents, subject, however, to the limitations therein contained.

         2.9 Land--"Land" means the land more particularly described in Exhibit A to this Deed of Trust.

         2.10 Law--"Law" means all federal, state, county, and municipal laws, regulations, rules, and ordinances, and all rules, regulations and orders of any other governmental authority including common law and rulings, decisions and interpretations of all judicial, quasi-judicial, and administrative bodies.

         2.11 Lease--"Lease" means each lease which purports to convey any interest of Grantor in any portion of the Trust Property and includes subleases and assignments of leases and Rents.

         2.12  Legal   Action--"Legal   Action"  includes  all  suits  or  other
proceedings  brought  at law or in equity or before any


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

administrative agency, governmental body, or arbitrator which in any manner relate to the Trust Property or arise out of or relate to any of the Loan Documents.

         2.13 Loan--"Loan" means the extension of credit by the Beneficiary to the Grantor in the aggregate principal amount of Seven Million Six Hundred Eighty Thousand Eight Hundred Twenty Two Dollars ($7,680,622) as evidenced by the Reimbursement Agreement and the Term Loan Note.

         2.14 Loan Documents--"Loan Documents" means this Deed of Trust, the Term Loan Note, the Reimbursement Agreement, the Guaranty, and any and all other certificates, opinions, assignments and documents executed in connection herewith or therewith, and all current and future supplements, amendments, and attachments thereto.

         2.15 Note of Grantor or Note--"Note of Grantor" or "Note" means collectively, the Term Loan Note and the Reimbursement Agreement, evidencing the Loan, including all current and future supplements, amendments, extensions and attachments thereto.

         2.16 Operate--"Operate" means to operate, use, manage, lease, contract, and control, including the right to repair, renew, replace, alter, add, better, and improve.

         2.17 Intentionally omitted.

         2.18 Permitted Encumbrances--"Permitted Encumbrances" means this Deed of Trust and all Encumbrances as to which Beneficiary has given its prior written approval, liens arising for real estate taxes or public charges for sewage, water, drainage or other public improvements not yet due and payable, Leases not in violation of Section 7.4 and all liens permitted under the Loan Documents. Permitted Encumbrances shall include those exceptions specified on Exhibit B.

         2.19 Person--"Person" means any individual, corporation, partnership, association, trust, joint venture, or any other legal entity.

         2.20     Property--"Property" has the meaning given in Section 3.3.

         2.21 Real Property--"Real Property" means the Land, together with the improvements and rights identified in Section 3.1 and all other portions of the Trust Property which may legally be deemed to be real property under Section 3.7.

         2.22 Reimbursement Agreement--means the letter of credit reimbursement agreement dated as of October 1, 1997 by and between



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the Grantor and the  Beneficiary,  pursuant to which,  among other  things,  the
Beneficiary agrees to issue the Letter of Credit (as defined therein) and the Grantor agrees to reimburse the Beneficiary for amounts drawn under the Letter of Credit, as said reimbursement agreement may be supplemented as amended from time to time.

         2.23 Rents--"Rents" includes all rents, profits, royalties, issues, revenues, income, proceeds, earnings, and products generated by or arising out of the Trust Property.

         2.24 Risk--"Risk" includes risk of loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil strife, civil commotion, aircraft, vehicles, smoke, vandalism, malicious mischief, boiler explosion, and any other risk customarily insured against by persons operating property similar in kind to the Trust Property.

         2.25 Taking--"Taking" includes any taking by condemnation or eminent domain, any sale in lieu of condemnation under threat thereof, the alteration of the grade of any street, or any other injury to or decrease in the value of the Trust Property by any public or quasi-public authority or corporation or any other person having the power of eminent domain.

         2.26 Taxes--"Taxes" includes all taxes, excises, documentary stamp and transfer taxes, recording taxes, assessments, water rents, sewer rents, metropolitan district charges, sanitary district charges, public dues, and other public charges levied or assessed upon the Trust Property, upon the Loan, or upon any Loan Document.

         2.27 Tenant--"Tenant" means any lessee of Grantor under any Lease, and any sub-lessee or assignee of a Lease.

         2.28 Term Loan Note--"Term Loan Note" means the $1,500,000 Promissory Note dated as of October 10, 1997 from the Grantor to the Beneficiary.

         2.29 Trustee--"Trustee" means that person or entity named in the introductory paragraph including any additional, successor, replacement, or substitute trustee appointed pursuant to Section 9.2.

         2.30 Trust Property--"Trust Property" has the meaning given in Section 3.6.

         2.31 Uniform Commercial Code--"Uniform Commercial Code" means Virginia Uniform Commercial Code - Secured Transactions (Virginia Code Section 8.9-101 et. seq.) and any amendments thereto or reenactments thereof.


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                                   ARTICLE III

                                GRANTING CLAUSES

         3.1 Lien on Real Property--The Grantor, in consideration of the Loan and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold and conveyed and by these presents does hereby grant, bargain, sell and convey unto the Trustee, its heirs, successors and assigns in trust, with power of sale, for the benefit and security of the Beneficiary and subject to the terms and conditions hereinafter set forth, in fee simple, forever, the property described in Exhibit A attached hereto as a part hereof, together with (a) all buildings and improvements now or hereafter located thereon, (b) all rights, rights of way, air rights, riparian rights, franchises, licenses, easements, tenements, hereditaments, appurtenances, accessions and other rights and privileges now or hereafter belonging to the Land or the buildings and improvements thereupon, now owned or hereafter acquired by the Grantor.

         3.2 Lien on Fixtures and Personal Property--The Grantor further grants and assigns to the Trustee for the benefit and security of the Beneficiary all of the machines, apparatus, equipment, fixtures and articles of personal property now or hereafter located on the Land or in any improvements thereon (other than that owned by any Tenant), and all the right, title and interest of the Grantor in and to any of such property which may be subject to any title retention or security agreement or instrument having priority over this Deed of Trust.

         3.3 Property--All of the property described in Sections 3.1 and 3.2 is hereinafter collectively called the "Property".

         3.4 Lien on Leases and Rents and Other Rights--The Grantor further grants and assigns to the Trustee for the benefit and security of the Beneficiary (a) all Leases and Rents, including, without limitation, all cash or security deposits to secure performance by Tenants (whether such cash or securities are to be held until the expiration of the terms of Leases or are to be applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms), (b) all of the estate, right, title, use, claim and demand of every nature whatsoever, at law or in equity, which the Grantor may now have or may hereafter acquire in, to or with respect to, the Property, and (c) all right, title and interest of the Grantor in and to all extensions, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Property, hereafter acquired by or released to the Grantor, or constructed, assembled or placed by or for the Grantor on the Property, and all


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conversions of the security constituted thereby.

         3.5 Lien on Insurance Policies and Condemnation Awards--The Grantor further grants and assigns to the Trustee all insurance policies and insurance proceeds pertaining to the Property and all awards or payments, including interest thereon and the right to receive the same, which may be made with respect to any of the Property as a result of any Taking or any injury to or decrease in the value of the Property.

         3.6 The Trust Property--All of the property described in this Article III is collectively called the "Trust Property."

         3.7 Security Interest Under the Uniform Commercial Code--Any portion of the Trust Property which by law is or may be real property shall be deemed to be a part of the Real Property for the purposes of this Deed of Trust. The remainder of the Trust Property shall be subject to the Uniform Commercial Code, and this Deed of Trust shall constitute a Security Agreement with respect thereto. Grantor hereby grants to the Beneficiary a security interest in that portion of the Trust Property not deemed a part of the Real Property for the purpose of securing performance of all of Grantor's obligations under the Loan Documents. With respect to such security interest (a) the Beneficiary may exercise all rights granted or to be granted a secured party under the Uniform Commercial Code as enacted in Virginia, and (b) upon the occurrence of an Event of Default as defined hereunder, the Beneficiary shall have a right of possession superior to any right of possession of the Grantor or any person claiming through or on behalf of the Grantor.

         3.8 Limitation on  Security--Notwithstanding  any amount  otherwise due
Beneficiary   pursuant  to  the  terms  of  the  Note,  the  maximum   principal
indebtedness secured hereby is Two Million Dollars ($2,000,000).

                                   ARTICLE IV

                         HABENDUM CLAUSE AND DEFEASANCES

         4.1 Habendum Clause--TO HAVE AND TO HOLD the Trust Property unto the Trustee and its heirs, successors and assigns, in fee simple forever, upon the terms and trust herein set forth.

         4.2 Termination of the Trust--If all obligations of Grantor under this Deed of Trust and the other Loan Documents, are paid and satisfied in accordance with the terms hereof and thereof, the estate hereby granted shall cease and the Trust Property shall be released to the Grantor, at the cost of the Grantor.



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                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         5.1 Warranty of Title and Further Assurances--The Grantor covenants and warrants that the Grantor is seized of the Trust Property in fee simple and that it has the right and authority to convey the Trust Property in fee simple; that the same are free and clear of all Encumbrances except for Permitted Encumbrances; that Grantor warrants generally title to the Trust Property against the claims of all persons whomsoever with English covenants of title; and that it will execute such further assurances as may be requested by the Trustee or Beneficiary.

         5.2 Existence, Good Standing, Power and Authority of Grantor--The Grantor is a Virginia corporation organized and in good standing under the laws of the Commonwealth of Virginia, and will maintain its good standing and existence until all of Grantor's obligations under the Loan Documents have been performed and satisfied. The execution and delivery of the Loan Documents, the performance of the transactions contemplated by the Loan Documents, and the performance of Grantor's and any guarantor's obligations under the Loan Documents, have been duly authorized by all necessary action and will not conflict with or result in a breach of Law or any agreement or other instrument to which Grantor or any guarantor is bound. The Loan Documents are valid and binding on Grantor and any guarantor thereof and are enforceable against Grantor and each such guarantor in accordance with their respective terms, as applicable.

         5.3 Environmental Protection. The Grantor represents and warrants that:
(i) the Grantor has no knowledge of the presence of or of any discharge, spillage, uncontrolled loss, seepage or filtration of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance (the "Hazard"), as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C ss.ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act of 1976. (the Solid Waste Disposal Act or RCRA), 42 U.S.C. ss.ss.6901 et seq., as amended; the Toxic Substance Control Act (TSCA) 15 U.S.C. ss.ss.2601 et seq., or in any other federal, state or local law governing hazardous substances, as such laws may be amended from time to time, (collectively, the "Act"), at, upon, under or within the Property; and (ii) the Grantor has not caused or permitted to occur and shall use its best efforts not to permit to exist, any condition which may cause or constitute a Hazard at, upon, under or within the Property. The term "Hazard" includes but is not limited to asbestos, polychlorinated biphenyl (PCBs) and


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lead  based  paints.   Notwithstanding  the  foregoing,  the  Grantor  makes  no
representation or warranty under Section 5.3(i) with respect to (a) those items set forth in the Findings Report Preliminary Environmental Inspections, prepared by Froehling & Robertson, Inc., dated June 25, 1996, a copy of which has been delivered to the Beneficiary, (b) discharges made in the normal course of business pursuant to applicable permits for the benefit of Grantor pursuant to applicable law, and (c) discharge, spillage, uncontrolled loss, seepage or filtration of any Hazard which is deminimus and is occurring during the normal course of business.

                  5.3.1 The Grantor further represents and warrants that (i) neither the Grantor nor, to the best of its knowledge, any other party, is or will be involved in operations upon the Property, which operations could lead to
(a) the imposition of liability on the Grantor or on any other subsequent or former owner of the Property under the Act; or (b) the creation of a lien on the Property under the Act or under any similar laws or regulations; and (ii) the Grantor has not permitted, and will not permit, any tenant or occupant of the Property to engage in any activity that could impose liability under the Act on such tenant or occupant, on the Grantor or on any other owner of any of the Property.

                  5.3.2 The Grantor has complied, and shall comply, in all material respects with the requirements of the Act and related regulations and with all similar laws and regulations and shall notify the Beneficiary immediately in the event of any Hazard or the discovery of any Hazard at, upon, under or within the Property. The Grantor shall promptly forward to the Beneficiary copies of all orders, notices, permits, applications or other communications and reports in connection with any Hazard or the presence of any Hazard or any other matters relating to the Act or any similar laws or regulations, as they may affect the Property.

                  5.3.3 Promptly upon the written request of the Beneficiary from time to time, when the Beneficiary has a reasonable basis therefor, the Grantor shall provide to the Beneficiary, at the Grantor's expense, an environmental site assessment or environmental audit report, prepared by an environmental engineering firm acceptable in the reasonable opinion of the Beneficiary, to assess with a reasonable degree of certainty the presence or absence of any Hazard and the potential costs in connection with abatement, cleanup or removal of any Hazard found on, under, at or within the Property.

                  5.3.4 The Grantor shall defend and indemnify the Beneficiary and hold the Beneficiary harmless from and against all actual loss, liability, damage and expense, including reasonable attorneys' fees, suffered or incurred by the Beneficiary, whether as holder of this Deed of Trust, as mortgagee in possession, or as successor-in-interest to Grantor by foreclosure deed or deed in


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lieu of  foreclosure,  under or on  account  of the Act or any  similar  laws or regulations, including the assertion of any lien thereunder: (i) with respect to any Hazard, or the presence of any Hazard affecting the Property whether or not the same originates or emanates from the Property, including any loss of value of the Property as a result of the foregoing; and (ii) with respect to any other matter affecting the Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency. Provided, however, the Grantor's obligations under this Section shall not apply to any loss, liability, damage or expense which is attributable to any Hazard resulting from actions on the part of the Beneficiary, whether as holder of this Deed of Trust, as mortgagee in possession, or as successor-in-interest to Grantor by foreclosure deed or deed in lieu of foreclosure, under or on account of the Act or any similar laws or regulations, including the assertion of any lien thereunder, or any successor-in-interest to or assignee of the Beneficiary. The Grantor's obligation under this Section shall arise upon the discovery of the presence of any Hazard under the Act whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazard.

                  5.3.5 In the event of any Hazard, or the presence of any hazardous substance affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, and if the Grantor shall fail to comply with any of the requirements of the Act or related regulations or any other environmental law or regulation within the time established by any regulatory agency, the Beneficiary may at its election, but without the obligation to do so: (i) give such notices and/or cause such work to be performed at the Property; and/or (ii) take any and all other actions as the Beneficiary shall reasonably deem necessary or advisable in order to abate the Hazard, remove the hazardous substance or cure the Grantor's noncompliance. Any amounts so paid by the Beneficiary pursuant to this Section, together with interest thereon at the highest rate of interest permitted under the Promissory Note from the date of payment by the Beneficiary, shall be immediately due and payable by the Grantor to the Beneficiary and until paid shall be added to and become a part of the indebtedness under the Loan Documents and shall be secured by this Deed of Trust.

                  5.3.6 The provisions of this Section 5.3 are for the benefit of the Beneficiary only and cannot be assigned to any other party, whatsoever, except by assignment of the Note and the Loan Documents by the current Beneficiary to a successor lender.



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                                   ARTICLE VI

               COVENANTS, RIGHTS, AND DUTIES OF GRANTOR GENERALLY

         6.1 Covenant to Pay Loan and to Perform Obligations under the Terms of the Loan Documents--The Grantor covenants that it will punctually (a) pay to the Beneficiary the principal and interest of the Loan and all other costs and indebtedness secured hereby according to the terms of the Note and other Loan Documents, and (b) perform and satisfy all other obligations of the Grantor under the Loan Documents.

         6.2  Compliance  with  Laws--The  Grantor  shall comply with all Laws a breach of which would materially and adversely affect (a) the financial condition of the Grantor, (b) the ability to use buildings and other improvements on the Land for the purposes for which they were designed or intended, (c) the value or status of the Trust Property, or (d) the value or status of the Trustee's title to the Trust Property.

         6.3      Notice with Respect to Ownership and Control of Grantor--

                  6.3.1 If Grantor is a corporation, it will at all times promptly notify Beneficiary of all changes in the ownership of the stock of Grantor. At any time Beneficiary may request, Grantor shall furnish a complete statement, sworn to under penalty of perjury by an officer of Grantor, setting forth all of the stockholders, officers, directors and Controlling Parties of Grantor, and the extent of their respective stock ownership or control. In the event the Grantor is aware of any other Person having a beneficial interest in such stock, the statement shall also set forth the name of such Person and the extent of their interest.

                  6.3.2 If Grantor is a partnership, it will at all times promptly notify Beneficiary of all changes in ownership of partnership interests of Grantor and the ownership interest of the Grantor's general partner. At any time Beneficiary may request, Grantor shall furnish a complete statement, sworn to under penalty of perjury by a general partner of Grantor setting forth all of the partners of Grantor and the extent of their respective partnership interest or control and the equity holders of the Grantor's general partner and the extent of their equity interests. In the event any other Person has a beneficial interest in such partnership or general partnership interests, the statement shall also set forth the name of such Person and the extent of their interest.

         6.4 Statement of Amount Owing and Defenses--Within ten (10) days after request from the Beneficiary, the Grantor shall certify, in writing, the amount of principal and interest then owing on the Loan and whether the Grantor has any defenses or offsets with



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respect to the Loan.

         6.5 Changes in Applicable Tax Laws--In the event (a) any Law is hereafter enacted which imposes a Tax upon the Loan, any of the Loan Documents, or the transactions evidenced or contemplated by any of the Loan Documents, or
(b) any Law now in force governing the taxation of deeds of trust, debts secured by deeds of trust, or the manner of collecting any such Tax shall be changed or modified, in any manner, so as to impose a Tax upon the Loan, any of the Loan Documents, or the transactions evidenced or contemplated by any of the Loan Documents, (including, without limitation, a requirement that revenue stamps be affixed to any or all of the Loan Documents), the Grantor will pay any such Tax promptly upon notice from Beneficiary that such Tax is due. If the Grantor fails to make prompt payment, or if any Law either prohibits the Grantor from making the payment or would penalize the Beneficiary if Grantor makes the payment, then the failure, prohibition, or penalty shall entitle the Beneficiary, after ninety
(90) days notice and failure of the Grantor to pay off the Loan in full, without penalty or premium, to exercise all rights hereunder as though an Event of Default had occurred.

         6.6 Further Assurances and Continuation Statements--The Grantor from time to time will execute, acknowledge, deliver and record, at the Grantor's sole cost and expense, all further instruments, deeds, conveyances, supplemental deeds of trust, assignments, financing statements, transfers, and assurances as in the opinion of the Beneficiary's counsel, reasonably exercised, may be necessary (a) to preserve, continue, and protect the interest of the Trustee or the Beneficiary in the Trust Property, (b) to perfect the grant to the Trustee of every part of the Trust Property, (c) to facilitate the execution of this trust, (d) to secure the rights and remedies of the Trustee and the Beneficiary under this Deed of Trust and the other Loan Documents, or (e) to transfer to any new Trustee or purchaser at a sale hereunder the Trust Property, funds, and powers now or hereafter held in trust hereunder. The Grantor, at the request of the Beneficiary, shall promptly execute any continuation statements required by the Uniform Commercial Code to maintain the lien on any portion of the Trust Property subject to the Uniform Commercial Code.

         6.7 Expenses--The Grantor shall reimburse the Beneficiary and the Trustee for any sums, including reasonable attorney's fees and expenses, incurred or expended by them (a) in connection with any action or proceeding reasonably necessary or prudent to sustain the lien, security interest, priority, or validity of any Loan Document, (b) to protect or enforce any of their rights under the Loan Documents, (c) for any title examination relating to the title to the Trust Property undertaken after a Default, or (d) for any other purpose contemplated by the Loan Documents. The Grantor shall, upon demand, pay all such sums accruing from the time the expense is paid and notice thereof is received if such expense is not paid by the Grantor within seven (7) days of receipt of such notice. All such sums so expended by the Beneficiary and/or the Trustee shall be secured by this Deed of Trust. In any action or proceeding to foreclose this Deed of Trust or to recover or collect the Loan, the provisions of Law allowing the recovery of costs, disbursements, and allowances shall be in addition to the rights given by this
Section 6.7.

                                   ARTICLE VII

                  RIGHTS AND DUTIES OF GRANTOR WITH RESPECT TO
                    MANAGEMENT AND USE OF THE TRUST PROPERTY

         7.1 Control by the Grantor--Until the happening of an Event of Default, the Grantor shall have the right to possess and enjoy the Trust Property and, except as prohibited by the Loan Documents, to receive the Rents.

         7.2  Intentionally Omitted.

         7.3  Intentionally Omitted.

         7.4 Leases--The Grantor will comply with its obligations under all Leases. The Grantor, within ten (10) days after written request from the Beneficiary, shall deliver to the Beneficiary a detailed list and description of all Leases with copies thereof and such additional information as may be reasonably requested by the Beneficiary. Grantor will transfer and assign to the Beneficiary, in a form satisfactory to the Beneficiary, Grantor's interest in any Lease as further security for the obligations secured hereby. No such assignment shall impose upon the Beneficiary any liability to perform the Grantor's obligations under any Lease. The Beneficiary reserves the right, at its request, to review and approve any and all Leases of any portion of the Trust Property.

         7.5 Enforcement of Leases, Amendment, Waiver, etc.--The Grantor will enforce all Leases according to their terms. The Grantor shall not (a) cancel or terminate, or consent to or accept any cancellation, termination, or surrender of any Lease, or permit any event within the Grantor's control to occur which would terminate or cancel any Lease, (b) amend or modify any Lease, (c) waive any default under or breach of any Lease, (d) consent to or permit any prepayment or discount of rent or advance rent under any Lease, except for the current month or following month, or (e) give any consent, waiver, or approval under any Lease or take any other action with respect to any Lease which may impair the value of the Beneficiary's interest in the Trust Property or the position or interest of the Trustee with respect to the Trust Property. Grantor shall comply with and perform all duties and obligations imposed upon or assumed by it in all Leases.

         7.6 Subordination and Attornment--In the event of a sale pursuant to this Deed of Trust, each Tenant shall, upon request, attorn to and acknowledge any purchaser at foreclosure or grantee in lieu of foreclosure as landlord and the purchaser will not be required to credit any Tenant under any Lease with rent paid more than one (1) month in advance. All Leases shall be subject and subordinate to the Loan Documents (including any modifications and amendments) and any additional financing or refinancing of the Trust Property by or for the Beneficiary.

         7.7 Restriction on Assignment of Rents--The Grantor shall not assign the Rents arising from the Trust Property or any part thereof or any interest therein without the prior written consent of the Beneficiary. Any attempted assignment, pledge, hypothecation, or grant without such consent shall be null and void.

         7.8 Alterations and Additional Improvements--The Grantor shall make no structural alterations or material nonstructural alterations to the Trust Property or construct any additional improvements on the Land, without the prior written consent of the Beneficiary, which consent shall not be unreasonably delayed or withheld. All alterations or improvements consented to by Beneficiary shall be completed and paid for by the Grantor within a reasonable time. All such alterations or improvements shall be erected (a) in a good and workmanlike manner strictly in accordance with all applicable Law, (b) entirely on the Land,
(c) without encroaching upon any easement, right of way, or land of others, (d) so as not to violate any applicable use, height, set-back or other applicable restriction, and (e) without permitting any mechanic's lien to attach to the Trust Property which is not being contested as permitted in Section 7.13. All alterations, additions, and new improvements to the Trust Property shall automatically be a part of the Trust Property and shall be subject to this Deed of Trust.

         7.9 Restrictions on Sale and Transfer of the Trust Property--It shall be a Default if Grantor shall permit the Trust Property or the corporate interests in the Grantor, or any part or portion thereof or any interest therein, to be transferred (whether by voluntary or involuntary conveyance, merger, operation of law, or otherwise) without the prior written consent of the Beneficiary which the Beneficiary shall not be obligated to give. Any transferee of the Trust Property or interest in the Grantor or any part or portion thereof or any interest therein, by virtue of its acceptance of the transfer, shall (without in any way affecting Grantor's liability under the Loan Documents) be conclusively deemed to have agreed to assume primary personal liability for the performance of the Grantor's obligations under the Loan Documents. This section shall not apply to any Taking, any disposition permitted by Section 7.12, any Lease entered into in compliance with Section 7.4, or any disposition by the Trustee or the Beneficiary by foreclosure hereunder or as otherwise permitted by the Loan Documents.

         7.10 Restriction on Encumbrances--It shall be a Default if Grantor shall allow any Encumbrances, including secondary and supplemental financing liens, on the Trust Property except the Permitted Encumbrances. The Grantor shall give the Beneficiary prompt notice of any defaults in or under any Permitted Encumbrances and any notice of foreclosure or threat of foreclosure. The Grantor shall comply with its obligations under all Permitted Encumbrances. The Beneficiary may, at its election, satisfy any Encumbrance (other than an Permitted Encumbrance not then in default), and the Grantor shall, on demand, reimburse the Beneficiary for any sums advanced for such satisfaction accruing from the date of satisfaction, which sums shall be secured hereby.

         7.11 Maintenance, Waste, Repair and Inspection--Grantor shall (a) keep and maintain the Trust Property in good order, condition, and repair and make all equipment replacements and repairs necessary to insure that the security for the Loan is not impaired, (b) not commit or suffer any waste of the Trust Property, (c) promptly protect and conserve any portion of the Trust Property remaining after any damage to, or partial destruction of, the Trust Property, provided any insurance proceeds which may have been received by the Beneficiary as a result of such damage or destruction of the Trust Property are given to the Grantor for such purposes, (d) promptly repair, restore, replace or rebuild any portion of the Trust Property which is damaged or destroyed, provided any insurance proceeds which may have been received by the Beneficiary as a result of such damage or destruction of the Trust Property are given to the Grantor for such purposes, (e) promptly restore the balance of the Trust Property remaining after any Taking, provided any insurance proceeds which may have been received by the Beneficiary as a result of such damage or destruction of the Trust Property are given to the Grantor for such purposes, (f) permit the Beneficiary or its designee to inspect the Trust Property at all reasonable times, and (g) not make any material change in the grade of the Trust Property or permit any excavation of or on the Trust Property.

         7.12 Removal and Replacement of Equipment and Improvements--No part of the Trust Property, except supplies consumed in the normal course of business and operations, shall be removed from the Land, demolished, or materially altered without the prior written consent of the Beneficiary, which shall not be unreasonably withheld. Prior to or simultaneously with their removal, such fixtures and equipment shall be replaced with fixtures or equipment of equal or greater value. The replacement fixtures or equipment shall be free of all Encumbrances, shall automatically be subject to the lien and security interest of this Deed of Trust, and shall automatically be subject to the granting clauses hereof. Upon the sale of any removed fixtures and equipment which are not replaced, the proceeds shall be applied as a prepayment of the Loan, to be applied to installments in inverse order of maturity. All sales shall be conducted in a commercially reasonable manner with a bona fide effort to obtain a sale price of at least market value.

         7.13 Taxes and Permitted Contests--The Grantor will pay and discharge, as the same shall become due and payable, (i) all its obligations and liabilities, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in any such case, if unpaid, might by law give rise to a lien upon the Trust Property, and
(ii) all lawful Taxes, assessments and charges or levies made upon it or its property or assets, by any Government except where any of the items in clause
(i) or (ii) of this Section 7.13 may be diligently contested in good faith by appropriate proceedings, and the Grantor shall have set aside on its books, if required under generally accepted accounting principles in the United States, appropriate reserves for the accrual of any such items.

         7.14 Restrictive Covenants, Zoning, etc.--No restrictive covenant, zoning change, or other restriction affecting the Trust Property may be entered into, requested by or consented to by Grantor without the prior written consent of the Beneficiary which consent shall not be unreasonably withheld or delayed.

         7.15 Preservation of Appurtenances--The Grantor will do all things necessary to preserve intact and unimpaired, all easements, appurtenances, and other interests and rights in favor of, or constituting any portion of, the Trust Property.

         7.16 Real Estate Tax Service--Beneficiary may require the Grantor, at its sole cost and expense, to cause to be furnished to Beneficiary a prepaid real estate tax service contract to annually check and report on the status of real estate taxes for the Trust Property throughout the term of the Loan.

         7.17. Escrow. If required by the Beneficiary, the Grantor shall deposit with the Beneficiary, on the tenth (10) day of each month during the term of this Deed of Trust, an additional amount as determined by the Beneficiary in its reasonable discretion, to sufficiently discharge the obligations of the Grantor for: (a) the payment of Taxes, assessments, levies, fees, rents, and other public charges imposed upon or assessed against the Trust Property or the revenues, rents, issues, income, or profits thereof, as provided in Section 7.13; (b) the payment of premiums for fire, casualty, and other hazard insurance and flood insurance, as provided by Sections 8.1, 8.2, 8.3 and 8.4, for the purpose of providing a fund to assure the payment of the aforesaid expenses when and as they come due; and (c) if applicable, any owner's association fee, condominium association fee, or any other similar fee, cost, assessment or charge. Such amounts shall be applied to the payment of the obligations in respect to which such amounts were deposited or, at the option of the Beneficiary, to the payment of such obligations in such order of priority as the Beneficiary shall determine, on or before the date they become delinquent. If the Beneficiary determines, prior to the due date of any of the aforementioned obligations, that the amount then on deposit shall be insufficient for the payment of such obligations in full, the Grantor, within ten (10) days after demand, shall deposit the amount of the deficiency with the Beneficiary. The Beneficiary may also pay any amount as provided herein and add the amount to the indebtedness hereby secured.

         Any amounts deposited with the Beneficiary or the Trustees pursuant to this Section are hereby pledged as additional security for the payment of the Loan and other obligations under the Loan Documents (collectively, the "Loan Obligations") and the Grantor does hereby grant a security interest to the Beneficiary in such amounts. Any amounts deposited with the Beneficiary pursuant to the provisions of this Section shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the Loan Obligations. Such funds so deposited with the Beneficiary or the Trustee pursuant to this Section shall be maintained in an escrow account with the Beneficiary, without interest, separate and apart from the Grantor's other funds. The Beneficiary shall not be liable for any failure to apply to the payment of the obligations in respect to which such amounts were deposited unless the Grantor, while no Event of Default exists hereunder, shall have requested the Beneficiary in writing to make application of such deposits then on hand to the payment of particular escrow items, which request shall be accompanied by the bills therefor. The Beneficiary may, in its sole discretion, at any time and from time to time, waive the requirements of this Section 7.17.

         Notwithstanding any other provision of this Section 7.17, the Grantor shall not be required to make any payment required under this Section 7.17 if such payment is required to be paid to or on behalf of any beneficiary by any deed of trust encumbering the Trust Property (each a "Senior Trust") as of the date hereof.

                                  ARTICLE VIII

                           INSURANCE AND CONDEMNATION

         8.1 Casualty Insurance and Allocation in Event of Loss-- The Grantor shall keep any improvements constructed on the Land and personalty thereon insured against loss by fire casualty, and such other hazards and contingencies, including but not limited to lightning, hail, windstorm, explosion, malicious mischief and vandalism, as are covered by extended coverage policies in effect in the area where the Land is located and such other risks as may be reasonably specified by the Beneficiary from time to time, all for the benefit of the Beneficiary. Coverage for the peril of sprinkler leakage must be included as a covered cause of loss for buildings equipped with automatic sprinkler systems designed to discharge water, or a chemical gas, or any other extinguishing agents. Beneficiary may require boiler and machinery insurance to cover sudden and accidental breakdown of specific types of equipment, including for example, boilers, heating and ventilating systems, refrigeration equipment, air conditioning units, pumps, compressors, motors, blowers, generators and transformers. All insurance shall be written on policy forms and by insurance companies licensed and lawfully operating in the jurisdiction in which the Real Property is located with a rating of "A-" or better and Class IX or better according to A.M. Best Co. Insurance Guide and reasonably satisfactory to the Beneficiary or the beneficiary of any Senior Trust, and with respect to casualty insurance, shall be in an amount equal or greater to the full replacement value of any improvements and personalty upon the Land, as determined by an appraisal of such improvements and personalty, acceptable to the Beneficiary and paid for by the Grantor, but in any event all insurance policies shall be in an amount sufficient to prevent co-insurance liability, shall name the Beneficiary as a mortgagee and loss payee, as its interest may appear, shall state that the insurance coverage shall not be affected by any act or neglect of the Grantor or owner of the insured Trust Property and shall be endorsed such that the losses thereunder shall be payable to the Beneficiary, as its interest may appear, and not to the Grantor and the Beneficiary or the Trustee, jointly. The policy or policies of insurance shall include a replacement cost or restoration endorsement and a waiver of subrogation endorsement reasonably satisfactory to the Beneficiary. Originals or certified true copies of the policy or policies of such insurance, any endorsements thereto and all renewals thereof shall be manually signed and delivered to and retained by the Beneficiary, and the Grantor shall provide the Beneficiary with receipts evidencing the payment of all premiums due on such policies and the renewals thereof not less than thirty
(30) days prior to the renewal or expiration date thereof. All policies required hereby shall provide and shall bear an endorsement that they shall not be canceled, terminated, endorsed or amended without not less than thirty (30) days prior written notice to the Beneficiary. The Grantor shall give the Beneficiary prompt notice of any loss covered by such insurance, and, the Beneficiary shall have the right to adjust and compromise such loss, to collect, receive and receipt the proceeds of insurance for such loss and to endorse the Grantor's name upon any check in payment thereof and, for such purposes the Grantor hereby constitutes and appoints the Beneficiary as its attorney in fact with the power
of  attorney   granted  hereby  deemed  to  be  coupled
with an interest and irrevocable. All monies received as payment for a loss covered by an insurance policy shall be paid over to the Beneficiary to be applied, at the option of the Beneficiary, either to the prepayment of the Loan or to the payment of other charges or expenses actually incurred by the Grantor in the restoration, reconstruction, repair, renovation or replacement of the affected portion of the Trust Property, provided that any election by the Beneficiary to apply insurance proceeds to the cost of restoration, reconstruction, renovation, repair or replacement shall be subject to satisfaction of the following conditions: (i) such restoration, renovation, repair or rebuilding shall, in the judgment of the Beneficiary, attain completion within the term of the Loan; (ii) such insurance proceeds, together with undisbursed Loan proceeds and any amounts the Grantor deposits with the Beneficiary for such purpose are sufficient to fully restore, renovate, repair or rebuild the damaged or destroyed Trust Property; and (iii) no event or circumstance has occurred and is existing which with the giving of notice, the passing of time or both would constitute an Event of Default under this Deed of Trust or the other Loan Documents, otherwise, such proceeds shall be applied in payment of the Loan. The Beneficiary reserves the right to require the escrow of insurance premiums during the term of the Loan.

         8.2 Liability Insurance--The Grantor will maintain liability and indemnity insurance with respect to the Trust Property in an amount not less than $2,000,000 and with such companies, and subject to the same terms and conditions specified in Section 8.1 above (excepting that such insurance shall not have to list Beneficiary as mortgagee and loss payee or state that insurance coverage shall not be affected by any act or neglect of the Grantor or owner of the insured property), and as the Beneficiary may reasonably direct and approve. Evidence of such coverage in the form of a certified copy of the policy or an insurance certificate must be supplied to Beneficiary.

         8.3 Business Interruption Insurance--The Grantor shall also carry and maintain rental interruption insurance on the Trust Property in the same manner and under the same conditions as provided in Section 8.1 covering debt service, real estate taxes and insurance premiums for a period of at least six (6) months.

         8.4 Flood Insurance. In the event that all or any portion of the Real Property currently or at any time in the future is determined to be located in a specially designated flood hazard area by the Secretary of Housing and Urban Development or the Director of the Federal Emergency Management Agency, pursuant to the provisions of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as amended, the Grantor shall obtain and maintain flood hazard insurance in the full insurable value of the Trust Property or any portion of the Real Property located within such area, or the full amount of flood insurance available, naming the Beneficiary as loss payee, as its interest may appear, and complying with all other conditions as provided in Section 8.1 above. The Grantor shall be required to provide flood hazard insurance as described, unless the Grantor's insurance broker certifies to the Beneficiary in writing that the Real Property is not in a flood hazard area. The proceeds of any loss payable under a flood insurance policy shall be applied, at the option of the Beneficiary, as set forth in Section 8.1 above with respect to casualty insurance proceeds.

         8.5 Condemnation and Allocation of Condemnation Awards--Grantor, immediately upon obtaining knowledge of the institution of any proceeding for a Taking, will notify the Beneficiary of such proceedings. The Trustee or the Beneficiary may participate in any such proceedings, and Grantor will, from time to time, deliver to the Trustee or the Beneficiary all instruments requested by them to permit such participation. Any award or payment made as a result of any Taking shall be paid to the Beneficiary, to be applied by the Beneficiary in it's sole discretion to restore or repair the Trust Property or to repayment of the amounts due under the Note and the other Loan Documents, in inverse order of maturity. The application of any award or payment as a repayment of amounts due under the Note and the other Loan Documents shall take effect only on the actual date of the receipt of the payment or award by the Beneficiary. In the event any payment or award is used to restore the Trust Property, as aforesaid, neither the Trustee nor the Beneficiary shall be obligated to see to the proper allocation thereof nor shall any amount so used be deemed a payment of any indebtedness secured by this Deed of Trust. Payments or awards to be used for restoration purposes, as aforesaid, shall be held by the Beneficiary and disbursed under the same terms and conditions as provided for disbursement of insurance proceeds in Section 8.1.

         8.6 Senior  Trust--Notwithstanding  anything  to the  contrary  in this
Article VIII, all rights of Beneficiary set forth in this Article VIII shall be limited by the rights of any beneficiary of any Senior Trust, if any.

                                   ARTICLE IX

                                   THE TRUSTEE

         9.1 Endorsement and Execution of Documents--Upon the written request of the Beneficiary, the Trustee may, without liability or notice to the Grantor, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Loan Documents. The Grantor hereby irrevocably designates the Beneficiary as its attorney-in-fact to execute, acknowledge, and deliver, on the Grantor's behalf and in the Grantor's name, all instruments or agreements necessary to implement the provisions of Section 3.7, contemplated by Section 6.6, or necessary to further perfect the lien created by this Deed of Trust on the Trust Property. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of the Grantor.

         9.2 Substitution of Trustee--The Beneficiary shall at any time have the irrevocable right to remove the Trustee herein named without notice or cause and to appoint its successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in Virginia, and in the event of the death or resignation of the Trustee herein named, the Beneficiary shall have the right to appoint his successor by such written instrument, and any Trustee so appointed shall be vested with the title to the Trust Property hereinbefore described, and shall possess all the powers, duties and obligations herein conferred on the Trustee in the same manner and to the same extent as though it were named herein as Trustee.

         9.3 Multiple Trustees--Any Trustee, individually, may exercise all powers granted to two or more Trustees collectively, without the necessity of the joinder of the other Trustees.

         9.4 Terms of Trustee's Acceptance--The Trustee accepts the trust created by this Deed of Trust upon the following terms and conditions:

                  9.4.1 The Trustee may exercise any of its powers through appointment of attorneys-in-fact or agents.

                  9.4.2 The Trustee shall not be liable for any matter or cause arising under this Deed of Trust or in connection therewith except by reason of its own willful misconduct.

                  9.4.3 The Trustee, after an Event of Default, may select and employ legal counsel at the expense of Grantor.

                  9.4.4 The Trustee shall be under no obligation to take any action upon any Event of Default unless it is furnished security or indemnity, in form satisfactory to the Trustee, against costs, expenses, and liabilities which may be incurred by the Trustee.

                  9.4.5 The Trustee shall have no duty to take any action except upon written demand of the parties to whom is then owed fifty-one percent (51%) or more of the then outstanding principal balance of the Note.

                  9.4.6 The Trustee may resign upon thirty (30) days written notice to the Beneficiary.

         9.5 Trustee's Reimbursement--The Grantor shall reimburse the Trustee for all reasonable disbursements and expenses incurred by reason of this Deed of Trust.

         9.6 Save Harmless Clause--The Grantor shall indemnify and save harmless the Beneficiary and the Trustee, singularly and jointly, from all costs and expenses, including reasonable attorneys' fees, incurred by them or any of them by reason of this Deed of Trust, including any Legal Action brought by a third party or the Grantor to which Beneficiary or the Trustee shall become a party. Any money so paid or expended by Beneficiary or the Trustee shall be due and payable upon demand together with interest, if not paid within seven (7) days of receipt of demand by the Grantor, accruing from the time the expense is paid and notice thereof is received by the Grantor and shall be secured by this Deed of Trust.

                                    ARTICLE X

                                     DEFAULT

         10.1 Event of Default--The occurrence of any of the following shall constitute an Event of Default.

                  10.1.1   Breach   of   Representations   and   Warranties--Any
representation or warranty made by the Grantor herein which shall prove to have been incorrect in any material respect when made or shall be breached.

                  10.1.2 Insurance Provisions--The failure of Grantor to perform its obligations set forth in Section 8.1, 8.2, 8.3 or 8.4.

                  10.1.3 Assignment of Rents--Any attempted assignment by the Grantor of the whole or any part of the Rents in contravention of Section 7.7.

                  10.1.4 Prohibited Transfer or Encumbrance--Any transfer or event in violation of the provisions of Sections 7.9 or 7.10.

                  10.1.5 Loss of License--The loss of any franchise agreement, license or permit necessary for the operation, occupancy, or use of the Trust Property, other than as a result of casualty or condemnation, which loss continues for a period thirty (30) days after receipt by Grantor (or refusal of delivery) of written notice given in accordance with the provisions of this Deed of Trust.

                  10.1.6 Cross Default. The default by the Grantor or by any guarantor of payment or performance of the Grantor under any obligation or indebtedness to the Beneficiary, whether now existing or hereafter arising, which default is not cured within any applicable cure or grace period.

                  10.1.7 Default Under Mortgage--The occurrence of an Event of Default under (i) the certain Arkansas Mortgage with Power of Sale between Grantor and Beneficiary dated as of October 1, 1997, or (ii) any Senior Trust or
(iii) the certain Mortgage and Security Agreement dated as of October 1, 1997 from the County of Saratoga Industrial Development Agency and the Grantor to the Beneficiary.

                  10.1.8 Default Under Loan Documents--The occurrence of an Event of Default under any of the other Loan Documents.

                  10.1.9 Other Defaults--The failure of the Grantor to perform or observe any of its obligations or covenants under this Deed of Trust not previously specifically referred to in this Article X, which failure continues for a period of seven (7) days after receipt by Grantor (or refusal of delivery) of written notice given in accordance with the provisions of this Deed of Trust in the event of a monetary default or for a period of thirty (30) days after receipt by Grantor (or refusal of delivery) of written notice given in accordance with the provisions of this Deed of Trust in the event of a non-monetary default. The failure of the Grantor to perform or observe any of its obligations or covenants constituting an Event of Default under any Loan Document not previously specifically referred to in this Article X, subject to any applicable cure period.

         10.2 Payment or Performance by Beneficiary--Upon the occurrence of an Event of Default, Beneficiary may, at its option, make any payments or take any other actions it deems necessary or desirable to cure the Event of Default or conserve the Trust Property. The Grantor shall, upon demand, reimburse the Beneficiary for all sums so advanced or expenses incurred by it, from the date of advance or payment of the same, which sums shall be secured by this Deed of Trust. The Trustee or the Beneficiary may enter upon the Trust Property without prior notice to the Grantor in the event of an emergency (but otherwise after reasonable prior notice to the Grantor) or judicial process and may take any action to enforce its rights under this Section 10.2 without liability to the Grantor, except for its gross negligence or willful misconduct.

         10.3 Possession by Beneficiary--Upon the occurrence of an Event of Default, the Beneficiary may enter upon and take possession of the Trust Property without notice to the Grantor, judicial process, or the appointment of a receiver. The Beneficiary may exclude all persons from the Trust Property and may proceed to Operate the Trust Property and receive all Rents. The Beneficiary shall have the right to Operate the Trust Property and carry on the business of the Grantor, either in the name of the Grantor or otherwise. The Beneficiary shall not be liable to the Grantor for taking possession of the Trust Property, as aforesaid, nor shall Beneficiary be required to make repairs or replacements, and Beneficiary shall be liable to account only for Rents actually received by it. All Rents collected by the Beneficiary shall be applied (a) first, to pay all expenses incurred in taking possession of the Trust Property, (b) second, to pay costs and expenses to operate the Trust Property, and/or to comply with the terms of the Loan Documents, including reasonable attorney's fees, (c) third, to pay all sums secured by the Loan Documents in the order of priority selected by Beneficiary, and (d) fourth, with the balance, if any, to the Grantor or such other Person as may be entitled thereto. No assignment of Leases shall impose upon Trustee or Beneficiary any liability to perform Grantor's obligations under such Leases.

         10.4 Acceleration of the Note--Upon an Event of Default, Beneficiary may, at its option and without further notice or demand, declare the entire balance of the Note and all other amounts due under the Loan Documents, immediately due and payable. Acceleration of maturity, once claimed by the Beneficiary, may at the option of the Beneficiary, be rescinded by written acknowledgment to that effect by the Beneficiary, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

         10.5 Collection of Rents--Upon the occurrence of an Event of Default and written demand by the Beneficiary to the Tenants, all Rents shall be payable directly to the Beneficiary.

         10.6 Foreclosure--Except as otherwise specifically provided herein, any sale of the Trust Property shall be made in accordance with the provisions of
Section  55-59,  55-59.1,  55-59.2,  55-59.3,  55-59.4  and 55-63 of the Code of
Virginia, as amended, or other applicable general local laws of the Commonwealth of Virginia and/or judicial rules of procedure relating to the foreclosure of deeds of trust, either by strict foreclosure or foreclosure by sale, or in part by each such method. Any sale of the Trust Property may be made after advertising the time, terms and place of sale if permitted by law for three (3) consecutive days, in a daily newspaper, which is published in, or has a general circulation in, the county or city wherein the Trust Property is situated. Any such sale may be made by the payment of cash upon settlement of the sale or upon such terms, including payment terms, as the Trustees may deem necessary, proper or advisable, except as specifically limited by applicable law or court rule. Any such sale may be of the entire Trust Property as the Trustees, in their sole and absolute discretion, deem necessary, proper, or convenient. The

Trust Property conveyed hereby shall constitute security for the Loan to the full extent of the value of the Trust Property without limitation and without regard to the value upon which any state, city, or county recordation taxes have been computed and/or paid.


                  10.6.1 Rights Incident to Sale. The Grantor agrees that the Beneficiary or the Trustees may, incident to any sale of the Trust Property under this Deed of Trust, exercise the powers and rights as herein set forth:

                           (a)      Application  of  Proceeds.  Upon the sale of
the Trust Property, the proceeds shall be applied in accordance with Section 55.59.4(3) of the Code of Virginia, as amended.

                           (b)      Payment Before Sale. In the event the amount
due on the principal debt hereby secured and the interest thereon shall be paid after the commencement of any foreclosure proceeding, including any proceeding in connection with an assent to decree or power of sale, but before sale of the Trust Property, the Grantor shall be required to pay all costs and expenses incident to or resulting from any such foreclosure proceeding, including, but not limited to the expenses of any advertisement or notice, all court costs, the counsel fees incurred by the Beneficiary and the Trustee, and a trustees' fee based on a reasonable hourly rate.

                           (c)      Beneficiary  May Bid. At any sale made under
this Deed of Trust, whether made under the power of sale herein granted or under or by virtue of judicial proceedings, by assent to decree or power of sale, the Beneficiary, or any wholly-owned subsidiary of the Beneficiary, may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may, if permitted by law, make settlement for the purchase price by crediting upon the indebtedness of the Grantor secured by this Deed of Trust the net sales price after deducting therefrom the expenses and costs of the sale and any other sums which the Beneficiary is authorized to deduct under this Deed of Trust. Furthermore, in the event the Beneficiary, or any wholly-owned subsidiary of the Beneficiary, is the successful bidder at any sale made under this Deed of Trust, the Beneficiary, or any wholly-owned subsidiary of the Beneficiary, if permitted by law, shall not be required to pay either an initial deposit or any interest in connection with such sale.

                  10.6.2 Automatic Acceleration. Should there occur an event which would, with the giving of notice, the passage of time, or both, constitute an Event of Default hereunder and if a voluntary or involuntary petition under the United States Bankruptcy Code thereafter is filed by or against the Grantor while such event remains uncured, to the extent permitted by law, the entire principal balance of the Promissory Note then outstanding, all accrued interest thereon and all other amounts secured by this Deed of Trust shall be automatically accelerated and due and payable and the default interest rate provided for in the Promissory Note shall automatically apply as of the date of the first occurrence of the event which, with the giving of notice, the passage of time or both, would constitute an Event of Default, without any notice, demand or action of any type of the part of the Trustee or Beneficiary.

         10.7 Deficiency of Proceeds--If, after a foreclosure sale, a deficiency exists in the net proceeds of such sale, the Beneficiary shall be entitled to collect the deficiency from the Grantor and other persons liable therefor.

         10.8 Insurance or Condemnation After Deficiency--If the Trust Property is sold at a foreclosure sale prior to receipt of an insurance or a condemnation award or payment, the Beneficiary shall receive and apply the proceeds of the award or payment toward the satisfaction of any deficiency resulting from the foreclosure sale, whether or not a deficiency judgment is sought, recovered, or denied.

         10.9 Remedies Cumulative--All rights, powers, and remedies of the Beneficiary or the Trustee provided for in the Loan Documents are cumulative and concurrent and shall be in addition to and not exclusive of any appropriate legal or equitable remedy provided by Law or contract. Exercise of any right, power, or remedy shall not preclude the simultaneous or subsequent exercise of any other by the Beneficiary or the Trustee.

         10.10 Rights under the Uniform Commercial Code--Upon the occurrence of an Event of Default, the Beneficiary may, at its option, proceed against any portion of the Trust Property which consists of personal property in accordance with Beneficiary's rights and remedies under the Uniform Commercial Code. The Grantor shall, upon request of Beneficiary, assemble and make available to the Beneficiary those portions of the Trust Property which consist of personal property at a place to be designated by the Beneficiary and the Beneficiary may exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Any notices required by the Uniform Commercial Code shall be deemed reasonable if mailed certified mail, return receipt requested, postage prepaid, by the Beneficiary to the Grantor at least five (5) days prior to the event as to which notice is given.

         10.11 Incorporation of Statutory Provisions--Except as otherwise expressly provided herein, this Deed of Trust shall be construed to impose and confer upon the parties hereto, and the Beneficiary hereunder, all duties, rights and obligations prescribed in Section 55-59 and Section 55-59.1 through 55-59.4 of the Code of Virginia (1950), as amended, and in effect as of the date of acknowledgment hereof, and further to incorporate herein the following provisions by short form references below, of Section 55-60 of the Code of Virginia (1950), as amended:

                  Exemptions waived.

                  Subject to all (call) upon default.

                  Renewal, extension or reinstatement not permitted.

                  Any Trustee may act.

         10.12 Trustee's Bond--The Grantor waives any right to require the person authorized to make the sale to post a bond in any foreclosure proceeding.

         10.13 Appointment of a Receiver--Upon the occurrence of an Event of Default, the Beneficiary shall be entitled without giving notice to the Grantor (the Grantor hereby waiving any requirement of such notice) to the immediate appointment of a receiver for the Trust Property, without regard to the value of the Trust Property or the solvency of any person liable for payment of the amounts due under the Loan Documents.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Waivers--No term of any Loan Document shall be deemed waived unless the waiver shall be in writing and signed by the parties making the waiver. Any failure by the Beneficiary to insist upon the Grantor's strict performance of any of the terms of the Loan Documents shall not be deemed or construed as a waiver of those or any other terms. Any delay in exercising or enforcing any rights with respect to a Default or an Event or Default shall not bar the Beneficiary from exercising any rights under the Loan Documents, or at law or in equity.

         11.2     Consents--

                  11.2.1 The Beneficiary may (a) release any person liable under the Loan Documents, (b) release any part of the security, (c) extend the time of payment of the Loan, and/or (d) modify the terms of the Loan Documents, regardless of consideration and without notice to or consent by the holder of any subordinate lien on the Trust Property. No release, extension or modification of the security held under the Loan Documents shall impair or affect the lien of this Deed of Trust or the priority of such lien over any subordinate lien.

                  11.2.2 Regardless of whether a Person has been given notice or has given its prior consent, such Person shall not be relieved of any obligation under any Loan Documents by reason of (a) the failure of the Beneficiary, the Trustee, or any other Person to take any action, foreclose, or otherwise enforce any provision of the Loan Documents, (b) the release of any other Person liable under any Loan Document, (c) the release of any portion of the security under the Loan Documents, or (d) any agreement or stipulation between any subsequent owners of the Trust Property and Beneficiary extending the time of payment or modifying the terms of any Loan Document.

         11.3 Headings--All Article and Section headings are for convenience only and shall not be interpreted to enlarge or restrict the provisions of this Deed of Trust.

         11.4 Notices--All notices shall be sent to the respective addresses of the parties as follows:

         If to the Beneficiary or Trustee:

                  KEYBANK NATIONAL ASSOCIATION
                  66 South Pearl Street
                  Albany, New York  12207

                  Attention:  Corporate Banking Division

         With a copy to:

                  Kevin J. Kelley
                  CRANE, KELLEY,  GREENE AND PARENTE
                  90 State Street
                  Albany, New York 12207

         If to the Grantor:

                  H. Norman Spurlock
                  P.O. Box 8
                  Route 460 East
                  Waverly, Virginia 23890

         With a copy to:

                  c/o William L. Pitman
                  Williams, Mullen, Christian & Dobbins
                  1021 E. Cary Street
                  P.O. Box 1320
                  Richmond, Virginia 23210

         Any notice or demand required or permitted in connection with this Deed of Trust shall be in writing and made by in person delivery or registered or certified mail, return receipt requested, postage prepaid, addressed to the appropriate party at the appropriate address set forth below or to such other address as may be hereafter specified by the party entitled to notice by at least ten (10) days' prior written notice, and shall be considered given as of the date of delivery, in the case of in person delivery, or mailing, in the case of registered or certified mail.

         11.5 Binding Effect--No transfer of any portion of the Trust Property or any interest therein shall relieve any transferor of its obligations under the Loan Documents. No transferor of any obligation under any Loan Document shall be relieved of its obligations by any modification of any Loan Document subsequent to the transfer.

         11.6 Amendment--No Loan Document may be modified except in writing signed by (a) the Beneficiary and (b) the Grantor.

         11.7 Severability--In the event any provision of this Deed of Trust shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         11.8 Notices from Governmental Authorities Affecting The Trust Property--Any notice from any governmental or quasi-governmental authority or corporation with respect to the Trust Property sent to or known by the Grantor shall be promptly transmitted to the Beneficiary.

         11.9 Applicable Law--This Deed of Trust and Assignment of Leases shall be governed by the Laws of the State of Virginia.

         11.10 Time of the Essence--Time is of the essence with respect to the Loan Documents.

         11.11 Effect of Payments--Any payment or other performance made in accordance with the Loan Documents by any Person other than Grantor shall not entitle such Person to any right of subrogation under the Loan Documents, unless expressly consented to in writing by the Beneficiary.

         11.12 Word Forms--The use of any gender, tense, or conjugation herein shall be applicable to all genders, tenses and conjugations. The use of the singular shall include the plural and the plural shall include the singular. For example, whenever the term "Grantor" is used herein, the term shall refer to each party constituting the Grantor jointly and severally and individually and collectively.

         11.13 WAIVER OF JURY TRIAL--THE GRANTOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED

TO, THE LOAN OR THIS DEED OF TRUST. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE GRANTOR AND THE GRANTOR ACKNOWLEDGES THAT EXCEPT FOR BENEFICIARY'S AND TRUSTEE'S AGREEMENT TO LIKEWISE WAIVE THEIR RIGHTS TO A TRIAL BY JURY NEITHER THE BENEFICIARY, THE TRUSTEE NOR ANY PERSON ACTING ON THEIR BEHALF HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE GRANTOR FURTHER
ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS DEED OF TRUST NOTE AND ALL OTHER LOAN
DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE GRANTOR FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF THIS FACT SIGNS THIS DEED OF TRUST BELOW.

         11.14 Conflict Between This Instrument and Reimbursement Agreement--To the extent a conflict exists between the provisions of this instrument and the Reimbursement Agreement, the provisions of the Reimbursement Agreement shall control, excepting conflicts arising between the definition of capitalized terms occurring in both this instrument and the Reimbursement Agreement, in which case this instrument shall control.



                         SIGNATURES APPEAR ON NEXT PAGE

         WITNESS the execution hereof by the Grantor and the affixing of the Grantor's seal.


                                       GRANTOR:

                                       SPURLOCK ADHESIVES, INC.



                                       By: /s/ Phillip S. Sumpter
                                           -------------------------------------
                                       Name: Phillip S. Sumpter
                                             -----------------------------------
                                       Its: Exec. Vice President
                                            ------------------------------------

[SEAL]




COMMONWEALTH OF VIRGINIA       )
                               ) to-wit:
COUNTY OF SUSSEX               )


         I hereby certify that on this 7th day of November,  1997,  came Phillip
S. Sumpter, as Exec Vice President of SPURLOCK ADHESIVES, Inc., a Virginia corporation, acknowledged the execution of this Deed of Trust on behalf of the corporation.


                                             /s/
                                            -----------------------------------
                                                      Notary Public
                                                     (Notarial Seal)


         My Commission Expires:  11/30/00.

                                    Exhibit A


All that certain lot, piece or parcel of land lying and being situate in Waverly Magisterial District, Sussex County, Virginia, and fronting 1078.63 feet, more or less, on the southwest side of Route U.S. 460, containing 10.00 acres, as shown on that certain plat of survey entitled "MAP SHOWING A PARCEL OF LAND SITUATED WAVERLY DISTRICT SUSSEX COUNTY, VIRGINIA OWNED BY AND SURVEYED FOR HAROLD N. & DAPHNE R. SPURLOCK", made by Irving H. Pritchett, III, C.L.S., dated October 27, 1987, a copy of which said survey is attached to deed in Deed Book 132, page 211 and recorded in Plat Book 18, page 122, and to which reference is made for a more particular description of the property herein conveyed, together with any appurtenances thereunto appertaining.

Being the same real estate conveyed to Spurlock Adhesives, Inc., a Virginia corporation, by deed from Harold N. Spurlock and Daphne R. Spurlock, dated July 21, 1992, recorded August 13, 1992, Clerk's Office, Circuit Court, Sussex County, Virginia, Deed Book 132, page 211.

                                    Exhibit B

1. Easement granted Chesapeake and Potomac Telephone Company dated October 27, 1967 recorded in Deed Book 70, Page 183, grants easement to place telephone apparatus cabinet and right of way adjacent to Route 460.
         Easement includes right of access and the right to trim trees and to remove obstructions.

2. Deed in Deed Book 24, page 273 contains reference to an unrecorded easement to Postal Telegraph Cable Company. A plat recorded with deed into Wright Chemical Corporation in Deed Book 72, page 616 locates said easement along southern parcel line.
         Easement includes right of access and the right to trim trees and to remove obstructions.

3. Easement granted County of Sussex dated July 21, 1997, recorded in Deed Book 156, page 478, which grants a 20' easement for sanitary sewer and/or a water distribution system and to operate and maintain all such pipes, improvements, conduits, manholes, equipment, accessories, sensors, and appurtenances desirable in connection therewith. Easement dedication includes the right to make use of adjoining land for construction and maintenance of public facilities within the boundaries of said easements Easement includes right of access and right to trim trees and to remove obstructions.

4. Deed of Trust from Spurlock Industries, Inc., a Virginia corporation, to Otto W. Konrad and Bruce H. Matson, Trustee(s), dated July 11, 1996, recorded July 15, 1996, Deed Book 150, page 626, to secure the original principal sum of $3,639,000.00, as corrected by Deed of Correction of Deed of Trust dated October 1st, 1997 and recorded immediately prior hereto.

THIS INSTRUMENT PREPARED BY:
DONALD M. SPEARS, Attorney At Law, ABA #75119





                                ARKANSAS MORTGAGE
                               WITH POWER OF SALE


KNOW ALL MEN BY THESE PRESENTS:

         That this Arkansas Mortgage With Power of Sale (hereinafter referred to as MORTGAGE) made and entered into as of the 1st day of October, 1997 by SPURLOCK ADHESIVES, INC., a Virginia Corporation located in Waverly, Virginia and whose principal place of business in Arkansas is located in Hot Spring County, Arkansas (hereinafter referred to as BORROWER), in favor of KEYBANK NATIONAL ASSOCIATION (hereinafter referred to as LENDER).

                                   WITNESSETH:

         That BORROWER, for valuable consideration, does hereby grant, bargain, sell, convey and deliver unto LENDER and unto its successors and assigns, the real property in Hot Spring County, Arkansas and described as follows, to wit (hereinafter referred to as REAL ESTATE):

         THE SE1/4 OF THE NE1/4 AND ALSO ALL OF THE SW1/4 OF THE NE1/4 EAST OF THE MISSOURI PACIFIC RAILROAD, ALL IN SECTION 16, TOWNSHIP 4 SOUTH, RANGE 16 WEST, HOT SPRING COUNTY, ARKANSAS

         (A) Together with all buildings and improvements now or at any time hereafter located on any land hereinabove described, together with all of the following equipment now or at any time hereafter located in any such building regardless of method of annexation or removability, including but not limited to, all electrical equipment including lighting equipment, refrigeration and heating equipment, ceiling fans, attic and window fans, motors and all other electrical equipment except items attached merely by plugging in wall sockets; all furnaces, heaters, radiators and all other heating equipment; all bathtub, toilets, sinks, basins, pipes and other plumbing equipment; all screens, awnings, and window shades; permanent floor coverings; all engines and elevators.

         (B) BORROWER also pledges any and all mineral rights related to the REAL ESTATE and any and all profits and income accruing in regard to any mineral rights related to the REAL ESTATE that may be owned by it.

         (C) In addition to pledging the properties as hereinbefore mentioned, BORROWER also pledges any and all profits, rents and income accruing in connection with said properties including, but not limited to, insurance, proceeds and condemnation awards, and all ledgers, books or accounts and records relating thereto. However, the right is reserved to the BORROWER to collect the profits, rents and income as the same mature and become due and payable, but in the event of default as to any of the covenants herein contained, then at its option the LENDER shall have the right, without notice, to take over said properties, manage same, rent same and collect the rent thereon, with the net income so collected being applied to the indebtedness secured by this MORTGAGE.

         TO HAVE AND TO HOLD the aforesaid property together with all the hereditament and appurtenances thereunto belonging or in any wise appertaining, unto same unto the said LENDER, its successors and assigns forever.

         Except for and specifically excluding the aforesaid mineral rights, the aforesaid property is hereinafter referred to as the PROPERTY.

         And BORROWER covenants with LENDER, its successors and assigns, that BORROWER will forever warrant and defend the title to the PROPERTY against any and all lawful claims whatever.

         PROVIDED, however, the foregoing conveyance is given as a MORTGAGE for the purpose of securing:

         (a) The payment of (i) a promissory note dated as of October 10, 1997 (the "Term Loan Note") evidencing a loan in the sum of One Million Five Hundred Thousand Dollars ($1,500,000) and (ii) the Borrower's obligations to the Lender under a letter of credit reimbursement agreement by and between Borrower and Lender and dated as of October 1, 1997 (the "Reimbursement Agreement" and collectively with the Term Loan Note, the "Note") in a maximum principal amount of Six Million Dollars ($6,000,000) both of which are incorporated herein by reference (hereinafter referred to as the LOAN), and all successive extensions and renewals of the indebtedness represented thereby, evidencing an indebtedness being due and payable as to principal and interest as follows:

         Payable according to the terms of the Term Loan Note and the Reimbursement Agreement executed in connection with the REAL ESTATE

         (b) and the repayment to the LENDER of the indebtedness secured hereby of all reimbursable expense at any time accruing to such LENDER under the provisions hereof; and

         (c) The payment of all future and additional indebtedness, direct or indirect, created after the date of this MORTGAGE, which may be owing by BORROWER (or by any of the persons herein designated under the term "BORROWER") to the LENDER at any time prior to the payment in full with interest of the indebtedness or the foreclosure of this
MORTGAGE therefore (the event occurring first to be controlling); such additional indebtedness to be secured hereby regardless of whether it shall be predicated upon future loans or advances hereafter made by the LENDER, or obligations hereafter acquired by such LENDER, through assignment or subrogation or otherwise, or shall represent indirect obligations (created after the date of this MORTGAGE), based upon any endorsements, guaranties or suretyship; and it is agreed that this MORTGAGE shall stand as security for all such future and additional indebtedness, whether it be incurred for any business purpose that was related or wholly unrelated to the purpose of the original loan, or whether it was incurred for some personal or non-business purpose, or for any other purpose related or unrelated, or similar or dissimilar, to the purpose of the original loan.

         (d) NOTWITHSTANDING ANY AMOUNT OTHERWISE DUE BENEFICIARY PURSUANT TO THE TERMS OF THE NOTE, THE MAXIMUM PRINCIPAL INDEBTEDNESS SECURED HEREBY IS TWO MILLION DOLLARS ($2,000,000).

                  (1)      The BORROWER Agrees as follows:

                  (a.1) The BORROWER covenants and warrants that the BORROWER is seized of the PROPERTY in fee simple and that it has the right and authority to convey the PROPERTY in fee simple; that the same are free and clear of all ENCUMBRANCES, as hereinafter defined, except for PERMITTED ENCUMBRANCES, as hereinafter defined; that BORROWER warrants generally title to the PROPERTY against claims of all persons whomsoever; and that it will execute such further assurances as may be requested by the LENDER.

                  (a.2) The BORROWER is in good standing under the laws of the State of Arkansas, and will maintain its good standing and existence until all of BORROWER's obligations under this MORTGAGE, the NOTE, the VIRGINIA DEED OF TRUST, as hereinafter defined, and any and all other certificates, opinions, assignments and documents executed in connection herewith or therewith, and all current and future supplements, amendments, and attachments thereto (hereinafter referred to as the LOAN DOCUMENTS) have been performed and satisfied. The execution and delivery of the LOAN DOCUMENTS, the performance of the transactions contemplated by the LOAN DOCUMENTS, and the performance of BORROWER's and any guarantor's obligations under the LOAN DOCUMENTS, have been duly authorized by all necessary action and will not conflict with or result in a breach of law or any agreement or other instrument to which BORROWER or any guarantor is bound. The LOAN DOCUMENTS are valid and binding on BORROWER and any guarantor thereof and are enforceable against BORROWER and each such guarantor in accordance with their respective terms, as applicable.

                  (b) The BORROWER represents and warrants that: (i) the BORROWER has no knowledge of the presence of or of any discharge, spillage, uncontrolled loss, seepage or filtration of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance (hereinafter referred to as the HAZARD), as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C ss.ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act of 1976. (the Solid Waste Disposal Act or RCRA), 42 U.S.C. ss.ss.6901 et seq., as amended; the Toxic Substance Control Act (TSCA) 15 U.S.C. ss.ss.2601 et seq., or in any other federal, state or local law governing hazardous substances, as such laws may be amended from time to time, (hereinafter referred to as the ACT), at, upon, under or within the PROPERTY; and (ii) the BORROWER has not caused or permitted to occur and shall use its best efforts not to permit to exist, any condition which may cause or constitute a HAZARD at, upon, under or within the PROPERTY. The term "HAZARD" includes but is not limited to asbestos, polychlorinated biphenyl (PCBs) and lead based paints. Notwithstanding the foregoing, the BORROWER makes no representation or warranty under Section
(1)(b)(i) with respect to (a) those items set forth in the Phase I Environmental Audit performed by Sherwood Environmental Consultants, Inc., dated June 26, 1996, a copy of which has been delivered to the LENDER, (b) discharges made in the normal course of business pursuant to applicable permits for the benefit of BORROWER pursuant to applicable law, and (c) discharge, spillage, uncontrolled loss, seepage or filtration of any HAZARD, which is deminimus and is occurring during the normal course of business,

                  (c) The BORROWER further represents and warrants that (i) neither the BORROWER nor, to the best of its knowledge, any other party, is or will be involved in operations upon the PROPERTY, which operations could lead to
(a) the imposition of liability on the BORROWER or on any other subsequent or former owner of the PROPERTY under the ACT; or (b) the creation of a lien on the PROPERTY under the ACT or under any similar laws or regulations; and (ii) the BORROWER has not permitted, and will not permit, any tenant or occupant of the PROPERTY to engage in any activity that could impose liability under the ACT on such tenant or occupant, on the BORROWER or on any other owner of any of the PROPERTY.

                  (d) The BORROWER has complied, and shall comply, in all material respects with the requirements of the ACT and related regulations and with all similar laws and regulations and shall notify the LENDER immediately in the event of any HAZARD or the discovery of any HAZARD at, upon, under or within the PROPERTY. The BORROWER shall promptly forward to the LENDER copies of all orders, notices, permits, applications or other communications and reports in connection with any HAZARD or the presence of any HAZARD or any other matters relating to the ACT or any similar laws or regulations, as they may affect the PROPERTY.

                  (e) Promptly upon the written request of the LENDER from time to time, when the LENDER has a reasonable basis therefor, the BORROWER shall provide to the LENDER, at the BORROWER's expense, an environmental site assessment or environmental audit report, prepared by an environmental engineering firm acceptable in the reasonable opinion of the LENDER, to assess with a reasonable degree of certainty the presence or absence of any HAZARD and the potential costs in connection with abatement, cleanup or removal of any HAZARD found on, under, at or within the PROPERTY.

                  (f) The BORROWER shall defend and indemnify the LENDER and hold the LENDER harmless from and against all actual loss, liability, damage and expense, including reasonable attorneys' fees, suffered or incurred by the LENDER, whether as holder of this MORTGAGE, as mortgagee in possession, or as successor-in-interest to BORROWER by foreclosure deed or deed in lieu of foreclosure, under or on account of the ACT or any similar laws or regulations, including the assertion of any lien thereunder: (i) with respect to any HAZARD, or the presence of any HAZARD affecting the PROPERTY whether or not the same originates or emanates from the PROPERTY, including any loss of value of the PROPERTY as a result of the foregoing; and (ii) with respect to any other matter affecting the PROPERTY within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency. Provided, however, the BORROWER's obligations under this Section shall not apply to any loss, liability, damage or expense which is attributable to any HAZARD resulting from actions on the part of the LENDER, whether as holder of this MORTGAGE, as mortgagee in possession, or as successor-in-interest to BORROWER by foreclosure deed or deed in lieu of foreclosure, under or on account of the ACT or any similar laws or regulations, including the assertion of any lien thereunder, or any successor in interest to or assignee of the LENDER. The BORROWER's obligation under this Section shall arise upon the discovery of the presence of any HAZARD under the ACT whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any HAZARD.

                  (g) In the event of any HAZARD, or the presence of any hazardous substance affecting the PROPERTY, whether or not the same originates or emanates from the PROPERTY or any contiguous real estate, and if the BORROWER shall fail to comply with any of the requirements of the ACT or related regulations or any other environmental law or regulation within the time established by any regulatory agency, the LENDER may at its election, but without the obligation to do so: (i) give such notices and/or cause such work to be performed at the PROPERTY; and/or (ii) take any and all other actions as the LENDER shall reasonably deem necessary or advisable in order to abate the HAZARD, remove the hazardous substance or cure the BORROWER's noncompliance. Any amounts so paid by the LENDER pursuant to this Section, together with interest thereon at the highest rate of interest permitted under the NOTE from the date of payment by the LENDER, shall be immediately due and payable by the BORROWER to the LENDER and until paid shall be added to and become a part of the indebtedness under the LOAN DOCUMENTS and shall be secured by this MORTGAGE.

                  (h) The  provisions of Section  (1)(b),  (c), (d), (e) (f) and
(g) are for the benefit of the LENDER only and cannot be assigned to any other party, whatsoever, except by assignment of the NOTE and the LOAN DOCUMENTS by the current LENDER to a successor lender.

                  (i) The BORROWER covenants that it will punctually (i) pay to the LENDER the principal and interest of the LOAN and all other costs and indebtedness secured hereby according to the terms of the NOTE and other LOAN DOCUMENTS, and (ii) perform and satisfy all other obligations of the BORROWER under the LOAN DOCUMENTS.

                  (j) The BORROWER shall comply with all laws a breach of which would materially and adversely affect (a) the financial condition of the BORROWER, (b) the ability to use buildings and other improvements on the REAL ESTATE for the purposes for which they were designed or intended, (c) the value or status of the PROPERTY, or (d) the value or status of the LENDER's title to the PROPERTY.

                  (k) BORROWER will at all times promptly notify LENDER of all changes in the ownership of the stock of BORROWER. At any time LENDER may request, BORROWER shall furnish a complete statement, sworn to under penalty of perjury by an officer of BORROWER, setting forth all of the stockholders, officers, directors and Controlling Parties of BORROWER, and the extent of their respective stock ownership or control. In the event the BORROWER is aware of any other individual, corporation, partnership, association, trust, joint venture, or any other legal entity (hereinafter referred to as PERSON) having a beneficial interest in such stock, the statement shall also set forth the name of such PERSON and the extent of their interest.

                  (l) Within ten (10) days after request from the LENDER, the BORROWER shall certify, in writing, the amount of principal and interest then owing on the LOAN and whether the BORROWER has any defenses or offsets with respect to the LOAN.

                  (m) In the event (a) any law is hereafter enacted which imposes any taxes, excises, documentary stamp and transfer taxes, recording taxes, assessments, water rents, sewer rents, metropolitan district charges, sanitary district charges, public dues, and other public charges levied or assessed upon the PROPERTY, upon the LOAN, or the transactions evidenced or contemplated by any of the LOAN DOCUMENTS (hereinafter referred to as TAXES), or
(b) any law now in force governing the taxation of mortgages, debts secured by mortgages, or the manner of collecting any such TAX shall be changed or modified, in any manner, so as to impose a TAX upon the LOAN, any of the LOAN DOCUMENTS, or the transactions evidenced or contemplated by any of the LOAN DOCUMENTS, (including, without limitation, a requirement that revenue stamps be affixed to any or all of the LOAN DOCUMENTS), the BORROWER will pay any such TAX promptly upon notice from LENDER that such TAX is due. If the BORROWER fails to make prompt payment, or if any law either prohibits the BORROWER from making the payment or would penalize the LENDER if BORROWER makes the payment, then the failure, prohibition, or penalty shall entitle the LENDER, after ninety (90) days notice and failure of the BORROWER to pay off the LOAN in full, without penalty or premium, to exercise all rights hereunder as though an EVENT OF DEFAULT, as hereinafter defined, had occurred.

                  (n) The BORROWER from time to time will execute, acknowledge, deliver and record, at the BORROWER's sole cost and expense, all further instruments, deeds, conveyances, supplemental mortgages, assignments, financing statements, transfers, and assurances as in the opinion of the LENDER's counsel, reasonably exercised, may be necessary (a) to preserve, continue, and protect the interest of the LENDER in the PROPERTY, (b) to perfect the grant to the LENDER of every part of the PROPERTY, (c) to facilitate the execution of this MORTGAGE, (d) to secure the rights and remedies of the LENDER under this MORTGAGE and the other LOAN DOCUMENTS, or (e) to transfer to any purchaser at a sale hereunder the PROPERTY, funds, and powers now or hereafter held hereunder. The BORROWER, at the request of the LENDER, shall promptly execute any continuation statements required by the Uniform Commercial Code effective in the State of Arkansas and any amendments thereto or reenactments thereof (hereinafter referred to as the UNIFORM COMMERCIAL CODE) to maintain the lien on any portion of the PROPERTY subject to the UNIFORM COMMERCIAL CODE.

                  (o) The BORROWER shall reimburse the LENDER for any sums, including reasonable attorney's fees and expenses, incurred or expended by them
(a) in connection with any action or proceeding reasonably necessary or prudent to sustain the lien, security interest, priority, or validity of any LOAN DOCUMENT, (b) to protect or enforce any of their rights under the LOAN DOCUMENTS, (c) for any title examination relating to the title to the PROPERTY undertaken after an EVENTS OF DEFAULT, or (d) for any other purpose contemplated by the LOAN DOCUMENTS. The BORROWER shall, upon demand, pay all such sums accruing from the time the expense is paid and notice thereof is received if such expense is not paid by the BORROWER within seven (7) days of receipt of such notice. All such sums so expended by the LENDER shall be secured by this MORTGAGE. In any action or proceeding to foreclose this MORTGAGE or to recover or collect the LOAN, the provisions of law allowing the recovery of costs, disbursements, and allowances shall be in addition to the rights given by this Section.

                  (p) The BORROWER will comply with its obligations under any lease which purports to convey any interest of BORROWER in any portion of the PROPERTY, including, without limitation, subleases and assignments of leases and rents (hereinafter referred to as LEASES). The BORROWER, within ten (10) days after written request from the LENDER, shall deliver to the LENDER a detailed list and description of all LEASES with copies thereof and such additional information as may be reasonably requested by the LENDER. BORROWER will transfer and assign to the LENDER, in a form satisfactory to the LENDER, BORROWER's interest in any LEASE as further security for the obligations secured hereby. No such assignment shall impose upon the LENDER any liability to perform the BORROWER's obligations under any LEASE. The LENDER reserves the right, at its request, to review and approve any and all LEASES of any portion of the PROPERTY.

                  (q) The BORROWER will enforce all LEASES according to their terms. The BORROWER shall not (a) cancel or terminate, or consent to or accept any cancellation, termination, or surrender of any LEASE, or permit any event within the BORROWER's control to occur which would terminate or cancel any LEASE, (b) amend or modify any LEASE, (c) waive any default under or breach of any LEASE, (d) consent to or permit any prepayment or discount of rent or advance rent under any LEASE, except for the current month or following month, or (e) give any consent, waiver, or approval under any LEASE or take any other action with respect to any LEASE which may impair the value of the LENDER's interest in the PROPERTY. BORROWER shall comply with and perform all duties and obligations imposed upon or assumed by it in all LEASES.

                  (r) In the event of a sale pursuant to this MORTGAGE, each lessee of BORROWER under any LEASE, and any sub-lessee or assignee of a LEASE (hereinafter referred to as TENANT) shall, upon request, attorn to and acknowledge any purchaser at foreclosure or grantee in lieu of foreclosure as landlord and the purchaser will not be required to credit any TENANT under any LEASE with rent paid more than one (1) month in advance. All LEASES shall be subject and subordinate to the LOAN DOCUMENTS (including any modifications and amendments) and any additional financing or refinancing of the PROPERTY by or for the LENDER.

                  (s) The BORROWER shall not assign any rents, profits, royalties, issues, revenues, income, proceeds, earnings, and products generated by or arising out of the PROPERTY or any part thereof or any interest therein (hereinafter referred to as the RENTS) without the prior written consent of the LENDER. Any attempted assignment, pledge, hypothecation, or grant without such consent shall be null and void.

                  (t) The BORROWER shall make no structural alterations or material nonstructural alterations to the PROPERTY or construct any additional improvements on the REAL ESTATE, without the prior written consent of the LENDER, which consent shall not be unreasonably delayed or withheld. All alterations or improvements consented to by LENDER shall be completed and paid for by the BORROWER within a reasonable time. All such alterations or improvements shall be erected (a) in a good and workmanlike manner strictly in accordance with all applicable law, (b) entirely on the REAL ESTATE, (c) without encroaching upon any easement, right of way, or land of others, (d) so as not to violate any applicable use, height, set-back or other applicable restriction, and (e) without permitting any mechanic's lien to attach to the PROPERTY which is not being contested as permitted hereunder. All alterations, additions, and new improvements to the PROPERTY shall automatically be a part of the PROPERTY and shall be subject to this MORTGAGE.

                  (u) It shall be an EVENT OF DEFAULT if BORROWER shall permit the PROPERTY or the corporate interests in the BORROWER, or any part or portion thereof or any interest therein, to be transferred (whether by voluntary or involuntary conveyance, merger, operation of law, or otherwise) without the prior written consent of the LENDER which the LENDER shall not be obligated to give. Any transferee of the PROPERTY or interest in the BORROWER or any part or portion thereof or any interest therein, by virtue of its acceptance of the transfer, shall (without in any way affecting BORROWER's liability under the LOAN DOCUMENTS) be conclusively deemed to have agreed to assume primary personal liability for the performance of the BORROWER's obligations under the LOAN DOCUMENTS. This Section shall not apply to any disposition permitted by Section
(1)(x), any LEASE entered into in compliance with Section (1)(p), or any disposition by the LENDER by foreclosure hereunder or as otherwise permitted by the LOAN DOCUMENTS.

                  (v) It shall be an EVENT OF DEFAULT if BORROWER shall allow any liens, mortgages, rights, leases, restrictions, easements, deeds of trust, covenants, agreements, rights of way, rights of redemption, security interests, conditional sales agreements, land installment contracts, options, and all other burdens or charges, including secondary and supplemental financing liens
(hereinafter referred to as the ENCUMBRANCES), on the PROPERTY, except this MORTGAGE and all ENCUMBRANCES as to which borrower has given its prior written approval, liens arising for real estate taxes or public charges for sewage, water, drainage or other public improvements not yet due and payable, LEASE not in violation of Section (1)(p) and all liens permitted under the LOAN DOCUMENTS, as hereinafter defined, including, without limitation, those exceptions specified on Schedule A (hereinafter referred to as the PERMITTED ENCUMBRANCES). The BORROWER shall give the LENDER prompt notice of any defaults in or under any PERMITTED ENCUMBRANCES and any notice of foreclosure or threat of foreclosure. The BORROWER shall comply with its obligations under all PERMITTED ENCUMBRANCES. The LENDER may, at its election, satisfy any ENCUMBRANCE (other than an PERMITTED ENCUMBRANCE not then in default), and the BORROWER shall, on demand, reimburse the LENDER for any sums advanced for such satisfaction accruing from the date of satisfaction, which sums shall be secured hereby.

                  (w) BORROWER shall (i) keep and maintain the PROPERTY in good order, condition, and repair and make all equipment replacements and repairs necessary to insure that the security for the LOAN is not impaired, (ii) not commit or suffer any waste of the PROPERTY, (iii) promptly protect and conserve any portion of the PROPERTY remaining after any damage to, or partial destruction of, the PROPERTY, provided any insurance proceeds which may have been received by the LENDER as a result of such damage or destruction of the PROPERTY are given to the BORROWER for such purposes, (iv) promptly repair, restore, replace or rebuild any portion of the PROPERTY which is damaged or destroyed, provided any insurance proceeds which may have been received by the LENDER as a result of such damage or destruction of the PROPERTY are given to the BORROWER for such purposes, (v) promptly restore the balance of the PROPERTY remaining after any taking by condemnation or eminent domain, any sale in lieu of condemnation under threat thereof, the alteration of the grade of any street, or any other injury to or decrease in the value of the PROPERTY by any public or quasi-public authority or corporation or any other person having the power of eminent domain (hereinafter referred to as a TAKING), provided any insurance proceeds which may have been received by the LENDER as a result of such damage or destruction of the PROPERTY are given to the BORROWER for such purposes, (vi) permit the LENDER or its designee to inspect the PROPERTY at all reasonable times, and (vii) not make any material change in the grade of the PROPERTY or permit any excavation of or on the PROPERTY.

                  (x) No part of the PROPERTY, except supplies consumed in the normal course of business and operations, shall be removed from the REAL ESTATE, demolished, or materially altered without the prior written consent of the LENDER, which shall not be unreasonably withheld. Prior to or simultaneously with their removal, such fixtures and equipment shall be replaced with fixtures or equipment of equal or greater value. The replacement fixtures or equipment shall be free of all ENCUMBRANCES, shall automatically be subject to the lien and security interest of this MORTGAGE, and shall automatically be subject to the granting clauses hereof. Upon the sale of any removed fixtures and equipment which are not replaced, the proceeds shall be applied as a prepayment of the LOAN, to be applied to installments in inverse order of maturity. All sales shall be conducted in a commercially reasonable manner with a bona fide effort to obtain a sale price of at least market value.

                  (y) The BORROWER will pay and discharge, as the same shall become due and payable, (i) all its obligations and liabilities, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in any such case, if unpaid, might by law give rise to a lien upon the PROPERTY, and (ii) all lawful TAXES, assessments and charges or levies made upon it or its property or assets, by any Government except where any of the items in clause (i) or (ii) of this Section may be diligently contested in good faith by appropriate proceedings, and the BORROWER shall have set aside on its books, if required under generally accepted accounting principles in the United States, appropriate reserves for the accrual of any such items.

                  (z) No restrictive covenant, zoning change, or other restriction affecting the PROPERTY may be entered into, requested by or consented to by BORROWER without the prior written consent of the LENDER which consent shall not be unreasonably withheld or delayed.

                  (aa) The BORROWER will do all things necessary to preserve intact and unimpaired, all easements, appurtenances, and other interests and rights in favor of, or constituting any portion of, the PROPERTY.

                  (bb) LENDER may require the BORROWER, at its sole cost and expense, to cause to be furnished to LENDER a prepaid real estate tax service contract to annually check and report on the status of real estate taxes for the REAL ESTATE throughout the term of the LOAN.

                  (cc) If required by the LENDER, the BORROWER shall deposit with the LENDER, on the tenth (10) day of each month during the term of this MORTGAGE, an additional amount as determined by the LENDER in its reasonable discretion, to sufficiently discharge the obligations of the BORROWER for: (a) the payment of TAXES, assessments, levies, fees, rents, and other public charges imposed upon or assessed against the PROPERTY or the revenues, rents, issues, income, or profits thereof, as provided in (1)(y); (b) the payment of premiums for fire, casualty, and other hazard insurance and flood insurance, as provided by Sections (1)(dd), (ee), (ff), and (gg), for the purpose of providing a fund to assure the payment of the aforesaid expenses when and as they come due; and
(c) if
applicable, any owner's association fee, condominium association fee, or any other similar fee, cost, assessment or charge. Such amounts shall be applied to the payment of the obligations in respect to which such amounts were deposited or, at the option of the LENDER, to the payment of such obligations in such order of priority as the LENDER shall determine, on or before the date they become delinquent. If the LENDER determines, prior to the due date of any of the aforementioned obligations, that the amount then on deposit shall be insufficient for the payment of such obligations in full, the BORROWER, within ten (10) days after demand, shall deposit the amount of the deficiency with the LENDER. The LENDER may also pay any amount as provided herein and add the amount to the indebtedness hereby secured.

         Any amounts deposited with the LENDER pursuant to this Section are hereby pledged as additional security for the payment of the LOAN and other obligations under the LOAN DOCUMENTS (hereinafter collectively referred to as the LOAN OBLIGATIONS) and the BORROWER does hereby grant a security interest to the LENDER in such amounts. Any amounts deposited with the LENDER pursuant to the provisions of this Section shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the LOAN OBLIGATIONS. Such funds so deposited with the LENDER or pursuant to this Section shall be maintained in an escrow account with the LENDER, without interest, separate and apart from the BORROWER's other funds. The LENDER shall not be liable for any failure to apply to the payment of the obligations in respect to which such amounts were deposited unless the BORROWER, while no EVENT OF DEFAULT exists hereunder, shall have requested the LENDER in writing to make application of such deposits then on hand to the payment of particular escrow items, which request shall be accompanied by the bills therefor. The LENDER may, in its sole discretion, at any time and from time to time, waive the requirements of this Section.

         Notwithstanding any other provision of this Section, the

BORROWER shall not be required to make any payment required under this Section if such payment is required to be paid pursuant to the terms of any PERMITTED ENCUMBRANCE.

                  (dd) The BORROWER shall keep any  improvements  constructed on the REAL ESTATE and personalty thereon insured against loss by fire casualty, and such other hazards and contingencies, including but not limited to lightning, hail, windstorm, explosion, malicious mischief and vandalism, as are covered by extended coverage policies in effect in the area where the REAL ESTATE is located and such other risks as may be reasonably specified by the LENDER from time to time, all for the benefit of the LENDER. Coverage for the peril of sprinkler leakage must be included as a covered cause of loss for buildings equipped with automatic sprinkler systems designed to discharge water, or a chemical gas, or any other extinguishing agents. LENDER may require boiler and machinery insurance to cover sudden and accidental breakdown of specific types of equipment, including for example, boilers, heating and ventilating systems, refrigeration equipment, air conditioning units, pumps, compressors, motors, blowers, generators and transformers. All insurance shall be written on policy forms and by insurance companies licensed and lawfully operating in the jurisdiction in which the REAL ESTATE is located with a rating of "A-" or better and Class IX or better according to A.M. Best Co. Insurance Guide and reasonably satisfactory to the LENDER or pursuant to the terms of the VIRGINIA DEED OF TRUST, and with respect to casualty insurance, shall be in an amount equal or greater to the full replacement value of any improvements and personalty upon the REAL ESTATE, as determined by an appraisal of such improvements and personalty, acceptable to the LENDER and paid for by the BORROWER, but in any event all insurance policies shall be in an amount sufficient to prevent co-insurance liability, shall name the LENDER as a mortgagee and loss payee, as its interest may appear, shall state that the insurance coverage shall not be affected by any act or neglect of the BORROWER or owner of the insured PROPERTY and shall be endorsed such that the losses thereunder shall be payable to the LENDER, as its interest may appear, and not to the BORROWER and the LENDER. The policy or policies of insurance shall include a replacement cost or restoration endorsement and a waiver of subrogation endorsement reasonably satisfactory to the LENDER. Originals or certified true copies of the policy or policies of such insurance, any endorsements thereto and all renewals thereof shall be manually signed and delivered to and retained by the LENDER, and the BORROWER shall provide the LENDER with receipts evidencing the payment of all premiums due on such policies and the renewals thereof not less than thirty (30) days prior to the renewal or expiration date thereof. All policies required hereby shall provide and shall bear an endorsement that they shall not be canceled, terminated, endorsed or amended without not less than thirty (30) days prior written notice to the LENDER. The BORROWER shall give the LENDER prompt notice of any loss covered by such insurance, and, the LENDER shall have the right to adjust and compromise such loss, to collect, receive and receipt the proceeds of insurance for such loss and to endorse the BORROWER's name upon any check in payment thereof and, for such purposes the BORROWER hereby constitutes and appoints the LENDER as its attorney in fact with the power of attorney granted hereby deemed to be coupled with an interest and irrevocable. All monies received as payment for a loss covered by an insurance policy shall be paid over to the LENDER to be applied, at the option of the LENDER, either to the prepayment of the LOAN or to the payment of other charges or expenses actually incurred by the BORROWER in the restoration, reconstruction, repair, renovation or replacement of the affected portion of the PROPERTY, provided that any election by the LENDER to apply insurance proceeds to the cost of restoration, reconstruction, renovation, repair or replacement shall be subject to satisfaction of the following conditions: (i) such restoration, renovation, repair or rebuilding shall, in the judgment of the LENDER, attain completion within the term of the LOAN; (ii) such insurance proceeds, together with undisbursed LOAN proceeds and any amounts the BORROWER deposits with the LENDER for such purpose are sufficient to fully restore, renovate, repair or rebuild the damaged or destroyed PROPERTY; and
(iii) no event or circumstance has occurred and is existing which with the giving of notice, the passing of time or both would constitute an EVENT OF DEFAULT under this MORTGAGE or the other LOAN DOCUMENTS, otherwise, such proceeds shall be applied in payment of the LOAN. The LENDER reserves the right to require the escrow of insurance premiums during the term of the LOAN.

                  (ee) The BORROWER will maintain liability and indemnity insurance with respect to the PROPERTY in an amount not less than $2,000,000 and with such companies, and subject to the same terms and conditions specified in Section (1)(dd) above (excepting that such insurance shall not have to list LENDER as first mortgagee and loss payee or state that insurance coverage shall not be affected by any act or neglect of the BORROWER or owner of the insured property), and as the LENDER may reasonably direct and approve. Evidence of such coverage in the form of a certified copy of the policy or an insurance certificate must be supplied to LENDER.

                  (ff) The BORROWER shall also carry and maintain rental interruption insurance on the PROPERTY in the same manner and under the same conditions as provided in Section (1)(dd) covering debt service, real estate taxes and insurance premiums for a period of at least six (6) months.

                  (gg) In the event that all or any portion of the REAL ESTATE currently or at any time in the future is determined to be located in a specially designated flood hazard area by the Secretary of Housing and Urban Development or the Director of the Federal Emergency Management Agency, pursuant to the provisions of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as amended, the BORROWER shall obtain and maintain flood hazard insurance in the full insurable value of the PROPERTY or any portion of the REAL ESTATE located within such area, or the full amount of flood insurance available, naming the LENDER as sole loss payee and complying with all other conditions as provided in Section (1)(dd) above. The BORROWER shall be required to provide flood hazard insurance as described, unless the BORROWER's insurance broker certifies to the LENDER in writing that the REAL ESTATE is not in a flood hazard area. The proceeds of any loss payable under a flood insurance policy shall be applied, at the option of the LENDER, as set forth in (1)(dd) above with respect to casualty insurance proceeds.

                  (hh) BORROWER, immediately upon obtaining knowledge of the institution of any proceeding for a TAKING, will notify the LENDER of such proceedings. The LENDER may participate in any such proceedings, and BORROWER will, from time to time, deliver to the LENDER all instruments requested by them to permit such participation. Any award or payment made as a result of any TAKING shall be paid to the LENDER, to be applied by the LENDER in it's sole discretion to restore or repair the PROPERTY or to repayment of the amounts due under the NOTE and the other LOAN DOCUMENTS, in inverse order of maturity. The application of any award or payment as a repayment of amounts due under the NOTE and the other LOAN DOCUMENTS shall take effect only on the actual date of the receipt of the payment or award by the LENDER. In the event any payment or award is used to restore the PROPERTY, as aforesaid, the LENDER shall not be obligated to see to the proper allocation thereof nor shall any amount so used be deemed a payment of any indebtedness secured by this MORTGAGE. Payments or awards to be used for restoration purposes, as aforesaid, shall be held by the LENDER and disbursed under the same terms and conditions as provided for disbursement of insurance proceeds in Section (1)(dd).

                  (ii) Notwithstanding  anything to the contrary in this Section
(1), all rights of LENDER set forth herein shall be limited by the rights of any beneficiary of any PERMITTED ENCUMBRANCE, if any.

         (2) The LENDER may, at its option, declare the entire unmatured portion of all indebtedness secured hereby, together with all interest accrued on the entire secured debt, to be immediately due and payable, and the same shall forewith become immediately due and payable (which acceleration of maturity may be accomplished without notice to anyone), in any of the following events (each, hereinafter referred to as an EVENT OF DEFAULT), the occurrence of any of which shall constitute an EVENT OF DEFAULT:

                  (a) Any representation or warranty made by the BORROWER herein which shall prove to have been incorrect in any material respect when made or shall be breached.

                  (b) The failure of BORROWER to perform its obligations set forth in Sections (1)(dd), (ee), (ff), or (gg) (insurance).

                  (c) Any attempted assignment by the BORROWER of the whole or any part of the RENTS in contravention of Section (1)(s).

                  (d) Any transfer or event in violation of the provisions of Sections (1)(u) or (v).

                  (e) The loss of any franchise agreement, license or permit necessary for the operation, occupancy, or use of the PROPERTY, other than as a result of casualty or condemnation, which loss continues for a period thirty
(30) days after receipt by BORROWER (or refusal of delivery) of written notice given in accordance with the provisions of this MORTGAGE.

                  (f) The default by the BORROWER or by any guarantor of payment or performance of the BORROWER under any obligation or indebtedness to the LENDER, whether now existing or hereafter arising, which default is not cured within any applicable cure or grace period.

                  (g) The occurrence of an Event of Default under the DEED OF TRUST, from BORROWER to OTTO W. KONRAD and BRUCE H. MATSON, Trustees, for the benefit of KEYBANK NATIONAL ASSOCIATION, dated as of October 1, 1997 (the "Virginia Deed of Trust"), and recorded simultaneously herewith in the Clerk's Office of the Circuit Court of the County of Sussex, Virginia.

                  (h) The occurrence of an EVENT OF DEFAULT under the Mortgage and Security Agreement dated as of October 1, 1997 from the County of Saratoga Industrial Development Agency and the Borrower to the Lender, recorded on or about October 10, 1997 in the Clerk's Office of Saratoga County, New York.

                  (i) the occurrence of an EVENT OF DEFAULT under any Loan Document.

                  (j) The failure of the BORROWER to perform or observe any of its obligations or covenants under this MORTGAGE not previously specifically referred to in this Section (2), which failure continues for a period of seven
(7) days after receipt by BORROWER (or refusal of delivery) of written notice given in accordance with the provisions of this MORTGAGE in the event of a monetary default or for a period of thirty (30) days after receipt by BORROWER (or refusal of delivery) of written notice given in accordance with the provisions of this MORTGAGE in the event of a non-monetary default. The failure of the BORROWER to perform or observe any of its obligations or covenants constituting an Event of Default under any LOAN DOCUMENT, not previously specifically referred to in this Section (2), subject to any applicable cure period.

         (3) In the EVENT OF DEFAULT hereunder, the LENDER hereby shall be entitled to the following remedies:

                  (a) The LENDER may enforce the lien of this MORTGAGE in respect to all real and personal property encumbered hereby by foreclosure or otherwise in proceedings that are prosecuted simultaneously or are prosecuted separately in such order as the

LENDER may  select.

                  (b) The LENDER may require the BORROWER to assemble at BORROWER's expense any or all of the personal property encumbered hereby and make it available to LENDER at a place specified by LENDER which is reasonably convenient to both parties; and LENDER may enforce all of its remedies in respect to the encumbered personal property that may be available under the UNIFORM COMMERCIAL CODE. In this latter event all expenses or retaking, holding, preparing for sale, selling or the like, as well as all reasonable attorneys' fees and lawful expenses incurred by said LENDER in enforcing such remedies shall be payable to said LENDER by BORROWER and shall constitute a part of the secured indebtedness.

         (4) The BORROWER hereby waives any and all rights of appraisement, sale, redemption and homestead under the laws of Arkansas, and especially under the Act of May 8, 1899, and Acts amendatory thereto.

         (5) All representations, warranties, covenants, duties, provisions concerning insurance and condemnation and all Events of Default specified in the VIRGINIA DEED OF TRUST, including such provisions contained in Articles V, VI,
VII, VIII and X of the VIRGINIA DEED OF TRUST, are incorporated herein by reference and made applicable to real property conveyed hereunder. In the event of a conflict between the provisions of the VIRGINIA DEED OF TRUST and the provisions contained herein, the provisions of the VIRGINIA DEED OF TRUST shall control unless applicable law otherwise dictates. In construing the provision of the VIRGINIA DEED OF TRUST and this MORTGAGE, such provisions shall be read to afford LENDER the maximum rights hereunder.

         (6) This MORTGAGE shall be governed by the laws of the State of Arkansas.

                         SIGNATURES APPEAR ON NEXT PAGE

                  Executed on this 7th day of November, 1997.

                                          SPURLOCK ADHESIVES, INC.



                                          By: /s/ Phillip S. Sumpter
                                              --------------------------------
                                          Its: Exec Vice President
                                               -------------------------------


ATTEST:

/s/ Warren E. Beam
------------------------------
Assistant Secretary
---------------------, --------







                                 ACKNOWLEDGMENT

STATE OF VA                )
                           )ss.
COUNTY OF SUSSEX           )

         Before me, the undersigned Notary Public, in and for said County and State on this day personally appeared Phillip S. Sumpter and Warren E. Beam, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged that they were the Exec. Vice President and Asst. Secretary, respectively, of Spurlock Adhesives, Inc. and as such officers were authorized to execute the foregoing and had executed the foregoing and had executed same for the uses and purposes set forth herein.

         WITNESS my hand and seal on this 7th day of November, 1997


                                              /s/
                                              ------------------------------
                                                       NOTARY PUBLIC


My Commission expires: 11/30/00
                       --------

                                   Schedule A




1. 1998 Real Estate Taxes, taxes and special assessments of subsequent years which are due and payable but not delinquent until October 10, 1998.

2. Encroachment, overlaps, discrepancies or conflicts in boundary lines, shortage in area, or other matters which would be disclosed by an accurate survey of the land or by making inquiry of persons in possession thereof.

3.     Rights of way in favor of all County, State and Municipal roadways.

4. Loss arising from oil, gas or other minerals, or any other activity concerning the sub-surface right or ownership, including but not limited to the right of egress or ingress for said sub-surface purposes.

5.     Any right of way in favor of Missouri Pacific Railroad.

6. Arkansas Mortgage With Power of Sale, dated July 11, 1996, by Spurlock Adhesives, Inc., a Virginia corporation, in favor of National Canada Finance Corporation, and filed July 15, 1996 and recorded in Mortgage Book 209, page 945 of the records of Hot Spring County, Arkansas.